Semiannual Report

April 30, 1998

INVESCO
Strategic
Portfolios

Energy
Environmental Services
Financial Services
Gold
Health Sciences
Leisure
Technology
Utilities

No-load portfolios investing in
targeted industry sectors.

You should know
what INVESCO knows.(TM)

INVESCO FUNDS

Market Overview                                                        May 1998


     The market's strength continues to surprise even the most bullish pundits. Since the economic recession in 1990, equity prices in the U.S. have advanced with limited interruptions. From a historical perspective, this is the greatest bull market of all time. Exemplifying the underlying strength of this market, the Dow Jones Industrial Average(1) (an unmanaged index composed of 30 domestic large-capitalization stocks) reached these historic milestones on the following dates:
     o 1000 on November 14, 1972
     o 2000 on January 8, 1987
     o 3000 on April 17, 1991
     o 4000 on February 23, 1995
     o 5000 on November 21, 1995
     o 6000 on October 14, 1996
     o 7000 on February 13, 1997
     o 8000 on July 16, 1997
     o 9000 on April 6, 1998
     Notice that it took the Dow approximately 15 years to double from 1000 to 2000, eight years to double from 2000 to 4000, and a little over two years to double from 4000 to 8000. The phenomenal bull market of the 1990s has created more financial wealth than at any other time in history. Nonetheless, equity markets do go up and down, and it is highly unusual for stocks to consistently produce returns of 20% to 30% annually. Instead, history has shown that stock indexes average between 10% to 12% over longer time periods, and investors may need to adjust their expectations accordingly.
     Equity markets produced astonishingly strong returns in the last six months, although day-to-day volatility was sometimes extreme. Since the Asian financial crisis led to a correction in the fall of 1997, many domestic indexes have advanced by more than 20%. Although the crisis increased negative sentiment about the future direction of the economy and the market, it has done little to affect either so far. Domestic economic growth continues to exceed its historical average of 2% to 3%, yet we see no signs of inflation on the horizon -- an oxymoron in economic textbooks. (Historically, strong economic growth increases the demand for labor, which leads to increased wages and eventually inflation.) In fact, both consumer and producer prices remain stable and in many cases are declining.
     Understandably, consumer confidence is at its highest level in more than 27 years. Real wages are increasing and intense global competition is decreasing retail prices for many consumer goods. Plus, the chronic federal budget deficit, which has plagued the government for the last 18 years, might become a surplus in 1998 -- thus improving the chances for a tax cut for many Americans.
     At present, the economy is in what some call a "sweet spot," as benign inflation, strong economic growth, and low unemployment have increased consumers' confidence and willingness to spend money. The key to maintaining this environment will be continued gains in worker productivity and low interest rates. A decrease in productivity may lead to a slowdown in corporate earnings, which has been one of the underlying fundamentals of this bull market. In addition, a significant increase in interest rates would slow the rate of growth in the economy, and most likely reduce the price-to-earnings multiple that investors are willing to pay for equity securities. Meanwhile, the technical underpinnings needed to support a buoyant equity market, namely a strong and healthy economy, remain intact.
     The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Strategic Portfolios, plus reinvested dividends and capital gain distributions, for the 10-year period ended 4/30/98; or, in the case of Environmental Services Portfolio, from inception through 4/30/98. The charts and other total return figures cited reflect the funds' operating expenses; but the index does not have expenses, which would, of course, have lowered its performance.(1),(2)

Energy Portfolio

     Independent mutual fund analyst Lipper Analytical Services ranked INVESCO Energy Portfolio #3 of 50 natural resources funds for the one-year period ended 4/30/98. For the five-year period, the fund was ranked #10 of 20 funds; for the 10-year period, #8 of 13.(3)
     Although the portfolio is well-diversified throughout the energy sector, it is still narrowly focused on one segment of the economy. Because of this concentrated focus, there will be periods of time when the fund will under- or over-perform the broad market. Unlike many natural resources funds, the fund is not designed to invest in gold, forestry, or natural resources -- it is a true energy fund.
     For the six-month period ended 4/30/98, Energy Portfolio achieved a total return of -7.82%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     During the last six months, a short-term oversupply of oil, due to decreased demand from Asian/Pacific Rim economies, caused the price of crude oil to reach a nine-year low. Although the oversupply represented a minor proportion of total demand (one million barrels of excess supply daily compared to 75 million barrels demanded daily), it did rattle investors' confidence and created a short-term negative environment for energy stocks. This temporary imbalance in supply/demand conditions is already starting to pass, and worldwide demand for oil will increase by approximately 1.8% this year -- compared to 3% originally forecast for 1998 before the Asian financial crisis.

                                Energy Portfolio
                         Average Annualized Total Return
                                as of 4/30/92 (2)

                         1 year                   28.84%
                         -------------------------------
                         5 years                  12.50%
                         -------------------------------
                         10 years                  8.13%
                         -------------------------------

     We have kept the fund broadly diversified across the three main energy subsectors: major oils, energy services, and oil & gas exploration/production companies. Reflecting a more important theme in the portfolio, we did increase the fund's weighting towards natural gas companies in the Gulf of Mexico, while reducing our exposure to oil companies during the last six months. Overall demand for natural gas continues to grow about 3% yearly; however, the supply from existing wells is declining -- forcing a greater emphasis on exploration and production of new natural gas deposits. In addition, natural gas differs from crude oil in that it is difficult to ship overseas. Instead, natural gas has to be found relatively close to its end-use destination and sent via a pipeline to that location. As the population continues to increase in North America and environmentally clean fuels are favored by consumers, the demand for natural gas will increase -- causing a greater emphasis on natural gas exploration and production in North America, particularly in the Gulf of Mexico. Our favorite company in this area remains Vastar Resources, a natural gas exploration and development firm with deep water prospects in the Gulf. In addition, consolidation is likely to occur in this industry, and the portfolio is exposed to high quality companies that could benefit from this trend.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Energy Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     While reducing the fund's exposure to oil companies in the last six months, the portfolio still has significant holdings in oil services and exploration and production firms. These firms should experience strong relative performance when the price of crude returns to its previous levels as excess supply is taken out of the market.
     Although short-term volatility may continue, the long-term prospects for this sector appear quite attractive. Worldwide demand for energy continues to increase, while the supply is diminishing. We are already seeing increased capital spending by energy companies as they try to replenish their reserves, which is a positive for this sector. After years of underperforming the broad market, the energy sector may be in the infancy stages of a long-term growth cycle.
     Vice President John S. Segner assumed the responsibilities of portfolio manager in February 1997. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The Mitchell Group, and was a co-manager of an institutional energy portfolio worth over $250 million. Prior to The Mitchell Group, he held responsibilities with Texaco Inc., Amerada Hess Corporation, and First Tennessee National Corporation.
     Environmental Services Portfolio For the six-month period ended 4/30/98, Environmental Services Portfolio had a total return of 11.70%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     Industry consolidation dominated the news for environmental stocks during the last six months. In the spring of 1998, the largest waste management company, Waste Management, agreed to merge with the third largest company, USA Waste Services. This merger may signal a change in the waste industry, where historically many companies have operated inefficiently. Also, merger activity in the water industry increased valuations as US Filter merged with Culligan Water Technologies. US Filter is the world's largest manufacturer of water and wastewater treatment systems, specializing in water management and resource recovery services for industrial, commercial and municipal customers. Culligan, on the other hand, specializes in residential water treatment systems. The merger of these two entities will create the dominant company in the water industry.

                        Environmental Services Portfolio
                         Average Annualized Total Return
                                as of 4/30/92 (2)

                        1 year                    38.22%
                        --------------------------------
                        5 years                   15.87%
                        --------------------------------
                        Since inception (1/91)     7.74%
                        --------------------------------

     During the last six months, we have made minor changes to the portfolio. The fund continues to invest approximately 40% of its assets in sewage and waste companies, 40% in water treatment, and 20% in higher growth companies that may or may not have exposure to the environmental services sector. While industry consolidation has improved valuations for selected environmental stocks, we remain focused on companies with high internal growth rates and firms that have the ability to internally finance their expansion. Looking forward, industry consolidation should increase competition and force firms to focus on efficiency and profitability. In addition, the deterioration of municipal water quality may lead to greater consumer emphasis on water purity, potentially increasing revenue for selected water companies. Furthermore, valuation levels of environmental stocks look quite attractive compared to the broad market, and may offer added diversification to the typical equity portfolio.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Enviromental Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/91) through 4/30/98.

     Environmental Services Portfolio is managed by INVESCO Vice President Gerard Hallaren. A Chartered Financial Analyst, Gerard earned a BA in economics from the University of Massachusetts -- Amherst.

Financial Services Portfolio

     Overall, and for the three-, five- and 10-year periods ended 4/30/98, the fund received the prestigious five star rating for risk-adjusted performance by independent mutual fund analyst Morningstar.(4)
     During the six-month period ended 4/30/98, Financial Services Portfolio achieved a total return of 24.31%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     The existing trend towards consolidation in the financial services sector continued over the last six months. Merger and acquisition activity culminated in the planned merger between Citicorp and Travelers Group. This merger was highly unusual because it marked the first time that a major insurance company ventured into the banking industry. Previously, most of the M&A activity was focused on regional banks acquiring other regional banks or brokerage firms.
However, with this deal, the bar has been raised and it's apparent that all financial services companies may participate in the consolidation wave sweeping this sector -- including money center banks, brokerage firms, insurance companies, and regional banks.
     Within this environment of low interest rates and increased consolidation, we have kept the fund broadly diversified to provide exposure to the entire financial services sector. During the last six months, we have slightly increased the fund's allocation to mid-capitalization brokerage firms and insurance companies. Mid-cap brokerage firms are benefiting from the prolonged rally in the financial markets and the increased use of intermediaries. In addition, these firms are coveted because of their strong distribution channels, and takeover speculation is increasing. One of our favorite stocks in this industry remains market leader Paine Webber Group.

                          Financial Services Portfolio
                         Average Annualized Total Return
                                as of 4/30/98 (2)

                         1 year                   51.40%
                         -------------------------------
                         5 years                  25.06%
                         -------------------------------
                         10 years                 25.75%
                         -------------------------------

     We have also increased the fund's weighting in insurance companies. These firms are becoming more aggressive in gathering assets. Through the selling of fixed and variable annuities and other wealth-protection products, selected companies are benefiting from the change in demographics and the growing emphasis on retirement by baby boomers. We continue to favor insurance companies that are well-positioned in both fixed and variable products, that are building strong brand names, and that have effective distribution forces -- like SunAmerica Inc. Although we made minor adjustments to the portfolio in the last six months, a significant portion of the fund's assets remains in regional banks, where merger and acquisition activity is occurring at a torrid pace. One of our favorite investments in this area continues to be the new BankAmerica Corp., formed by the merger with NationsBank Corp. This new bank is well-managed, with exposure to the faster-growing regions of the U.S. (particularly the sunbelt) and should realize economies of scale from the merger which could improve bottom-line results.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Financial Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     Looking forward, although the sector has performed well over the last decade, the technical underpinnings for strong future growth remain. Consolidation should continue for many years, and a low interest rate environment bodes well for these companies. The one area of concern for this sector remains a significant increase in interest rates, which would negatively affect performance.
     Financial Services Portfolio is co-managed by INVESCO Senior Vice President Daniel B. Leonard and Vice President Jeffrey G. Morris. Dan joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.
     Jeff was named co-manager of the fund in March 1997. He joined INVESCO in 1991, served as a research analyst from 1994 to 1995, and became a vice president in 1997. He earned a BS from Colorado State University and MS from University of Colorado -- Denver. He is a Chartered Financial Analyst.

Gold Portfolio
     For the six-month period ended 4/30/98, Gold Portfolio had a total return of -15.97%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     As a commodity-based fund, Gold Portfolio's performance is highly dependent on the price of gold. During the last six months, the price of a gold futures contract reached an 18-year low as continued selling of gold reserves by
European central banks and decreased demand by Asian consumers caused an oversupply in the world's markets. In addition, some Asian/Pacific Rim governments asked citizens to turn in their jewelry which could be sold to raise hard currency -- putting more pressure on the price of gold.
     Within this negative environment, we continue to use our growth-gold philosophy of focusing on junior to mid-sized gold exploration concerns. Many of these companies have suffered significant capital losses in the last year, but remain fundamentally sound. When the price of gold recovers, these firms should re-establish themselves as some of the best growth opportunities in the gold industry.

                                 Gold Portfolio
                         Average Annualized Total Return
                                as of 4/30/98 (2)

                         1 year                  -41.23%
                         -------------------------------
                         5 years                  -7.27%
                         -------------------------------
                         10 years                 -3.70%
                         -------------------------------

     Earlier this year, we started to see signs of that recovery. The decision of the European Union to back their new currency (the Euro) with gold reserves provided a boost to the price of bullion. In addition, it appears that European central banks have finished selling off their gold reserves, which should improve the demand/supply relationship. This may signal that the price bottom has been reached, and the metal may be entering a period of accelerating prices.
     Gold Portfolio is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Gold Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.


Health Sciences Portfolio
     The fund received the prestigious five star rating for risk-adjusted performance by independent mutual fund analyst Morningstar for the 10-year period ended 4/30/98. For the five-year period the fund received four stars, and three stars for the three-year period ended 4/30/98.(4)
     Lipper Analytical Services ranked INVESCO Health Sciences Portfolio #2 of 7 health-biotechnology funds for the 10-year period ended 4/30/98, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #6 of 15 funds; for the one-year period, #25 of 38.(3)

                            Health Sciences Portfolio
                         Average Annualized Total Return
                                as of 4/30/98 (2)

                         1 year                   40.47%
                         -------------------------------
                         5 years                  24.23%
                         -------------------------------
                         10 years                 24.22%
                         -------------------------------

     For the six-month period ended 4/30/98, Health Sciences Portfolio had a total return of 19.83%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     The dominant theme in the portfolio remains large-capitalization pharmaceuticals, which produced significant gains for the fund in the last six months. These companies are benefiting from an improved regulatory environment and strong new product pipelines. The Food & Drug Administration (FDA) has dramatically cut the approval time for new drugs. This has improved the profitability of large-cap pharmaceuticals, since new drugs sales typically drive their revenue and earnings growth. Not only are new drugs coming to the market sooner, but a better-educated consumer is increasing the demand for these new products.
     Our favorite pharmaceutical company remains Pfizer Inc. Pfizer, besides having a strong new product pipeline, recently gained FDA approval for its treatment of erectile dysfunction -- commonly known as impotence. Pfizer's new impotence pill, called Viagra, is easy to use with few side effects, and works approximately 70% of the time. The potential for this drug is staggering, as it is estimated that half of the men between the ages of 40 and 70 have experienced some form of sexual dysfunction. At $7 to $10 per pill, it could easily be one of the best-selling drugs of all time, perhaps producing average annual sales in excess of $2 billion within a few years. In addition, Pfizer has begun testing the drug on women which, if successful, could only enhance its market potential.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Health Sciences Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     Medical devices and supplies have also produced strong returns for the fund. Like the pharmaceutical industry, this area has high barriers to entry, and profits are somewhat protected by patents. Two of our favorite investments are Guidant Corp. and Medtronic Inc. Both of these market-leading firms specialize in products for use in cardiac rhythm management, angioplasty devices, coronary artery disease intervention, and other forms of cardiac surgery. These companies continue to deliver strong revenue growth, in excess of 15% per year, and they appear poised for strong future performance.
     Looking forward, the health care sector should be a major engine of growth for world economies in years to come. We will continue to focus a substantial portion of the fund's assets on market-leading pharmaceuticals, as these companies are positioned to benefit from dominant market positions, an improved regulatory environment, and strong new product pipelines. As long as interest rates remain relatively stable, the technical underpinnings for the health care sector should remain positive.
     Health Sciences  Portfolio is managed by INVESCO Senior Vice President John
R. Schroer, a Chartered Financial Analyst. John started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

Leisure Portfolio
     Lipper Analytical Services ranked INVESCO Leisure Portfolio #2 of 17 specialty/miscellaneous funds for the 10-year period ended 4/30/98, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #14 of 45 funds; for the five-year period, #12 of 23.(3)
     For the six-month period ended 4/30/98, the fund had a total return of 21.18%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

                                Leisure Portfolio
                         Average Annualized Total Return
                                as of 4/30/98 (2)

                         1 year                   45.53%
                         -------------------------------
                         5 years                  17.46%
                         -------------------------------
                         10 years                 19.86%
                         -------------------------------

     Our decision last fall to avoid leisure companies that derive a significant portion of their revenues from Asian economies helped relative performance over the last six months. Instead, we skewed the portfolio towards companies that would benefit from the continued strength of the U.S. and European economies. Two industries that met this criterion, and produced strong returns for the fund over the last six months, were the advertising and cruise ship industries.



Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Leisure Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     Companies like Carnival Corp., Royal Caribbean Cruises Ltd., and Steiner Leisure Ltd. experienced improving fundamentals and price appreciation. Historically, cruise ships were for elderly people or retirees, and had limited appeal to young families. However, as discretionary income increases, younger families are spending more money on vacations, and increasingly use cruise ships to fulfill their vacation needs. Since only 8% of the U.S. population has ever taken a cruise, the potential for market penetration is enormous. Furthermore, newer ships are more profitable than older ones, which should improve the earnings for many companies as they replace their fleets.
     Another industry we continue to favor, and that has produced strong returns for the fund over the last six months, is the advertising industry. With the increase in global competition, it is more important for firms to brand their products with advertising. Whether you are in Germany or Canada, if consumers do not recognize your brand name, there is only a small chance that they will purchase your product -- making marketing and advertising crucial to expanding sales. Our favorite companies within this area remain Omnicom Group and WPP Group PLC, as both have dominant market positions and accelerating earnings.
     Looking forward, strong economies in the U.S. and Europe bode well for many leisure companies. However, we will continue to avoid those that have significant ties to Asian economies until the crisis passes. Overall, the fundamentals for this sector remain positive.
     Leisure Portfolio is managed by Mark Greenberg. With over 16 years of experience in the leisure sector, he is a Chartered Financial Analyst and started his investment career in 1980. Mark earned his BSBA in Finance from Marquette University. Prior to joining INVESCO he was with Scudder, Stevens & Clark in New York.

Technology Portfolio

                              Technology Portfolio
                         Average Annualized Total Return
                                as of 4/30/98(2)

                         1 year                   27.25%
                         -------------------------------
                         5 years                  24.18%
                         -------------------------------
                         10 years                 22.19%
                         -------------------------------

     INVESCO Technology Portfolio was awarded the prestigious five-star rating for risk-adjusted performance by Morningstar, for the 10-year period ended 4/30/98. The fund received a three-star rating for the five-year period, and two stars for the three-year period.(4)
     For the six-month period ended 4/30/98, the fund had a total return of 7.43%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
     We have remained fairly conservative with the fund's investments over the last six months. The Asian financial crisis, which started in the summer of 1997, increased investment risk associated with this sector, as many technology firms derive a significant portion of their revenue from the Asian/Pacific Rim region. In response to this uncertain environment, we have focused holdings in companies that can benefit from continued economic strength in the U.S. and Europe, while avoiding firms that rely on revenue from Asia. This strategy concentrates the portfolio on market-leading companies with defensible positions in the software, services, computing and specialty technology fields, while avoiding semi-conductor stocks.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Technology Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     During the last six months, fund performance was enhanced by large, predictable-growth technology companies like International Business Machines
(IBM) and Cisco Systems. These firms have little exposure to the Asian/Pacific Rim region, and are experiencing accelerating earnings. However, the fund's relative performance was hurt by exposure to the oil industry. Declining oil prices created negative sentiment towards these companies, but we remain confident of their long-term prospects.
     Looking forward, the Asian financial crisis will continue to cause extreme volatility on a day-to-day basis for technology stocks. Paradoxically, this crisis may improve the earnings of selected technology companies which manufacture or buy their products in the Asian/Pacific Rim region, but sell these products in the U.S. or Europe -- as their cost of production has decreased. After the Asian crisis passes, we believe that the technology sector will re-establish itself as the preeminent engine of growth for the world's economies. This sector continues to produce better products at lower prices each year, factors which enhance the availability of technology for everyone.
     Technology Portfolio is co-managed by Senior Vice President Daniel B. Leonard and Vice President Gerard Hallaren. Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard, who joined INVESCO in 1994, earned his BA from the University of Massachusetts at Amherst and is a Chartered Financial Analyst.

Utilities Portfolio

                               Utilities Portfolio
                         Average Annualized Total Return
                                as of 4/30/98 (2)

                         1 year                   40.65%
                         -------------------------------
                         5 years                  14.23%
                         -------------------------------
                         10 years                 14.51%
                         -------------------------------

    For the six-month period ended 4/30/98, the fund had a total return of 21.89%, compared to 22.42% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

    We have made minor adjustments to the portfolio over the last six months, increasing our weighting in telecommunications companies, decreasing the fund's exposure to electric utilities, and maintaining our position in natural gas companies. This modest re-allocation was in response to changes in valuations for these industries. In the last few months of 1997, increased market volatility as a result of the Asian financial crisis caused investors to focus on defensive stocks. As a result, electric utilities experienced strong relative performance and went from being undervalued to overvalued in a short period of time. This created an opportunity to reduce the number of holdings of electric utilities at a profit and investing the proceeds in stocks of telecommunications companies, which currently represent better values.

    Although we believe long-term prospects are attractive for the electric utilities industry, uncertainty regarding the regulatory environment near-term has increased the need to be selective when investing in this industry. We have skewed the fund's investments towards states that are the furthest along in addressing key issues such as recovery of stranded costs, namely California, New York, and Pennsylvania.
     The telecommunications industry continued to produce strong returns for the fund in the last six months. From a valuation standpoint, this industry offers superior growth opportunities with less regulatory risk than with utilities. Our investments in telecommunications are focused in RBOCs (Regional Bell Operating Companies), several other local exchange service providers, and long distance service companies. The RBOCs provided strong performance late in 1997 as investors rewarded their defensive characteristics. One of our favorite RBOCs remains SBC Communications. This company has an experienced, aggressive management team, and their merger with Pacific Telesis Group will improve operating efficiencies and bottom line results. Also, when SBC Communications is allowed to compete in the long-distance market, it could provide a substantial stream of revenue to the company.
     Telecommunications service providers also produced strong returns for the fund, as demand for the Internet and related services continued to experience exponential growth. The fund's investments have been focused on large-capitalization service providers such as WorldCom Inc. and GTE Corp. These companies continue to post strong growth rates, and are benefiting from speculation on potential merger and acquisition activity.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Utilities Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

     Looking forward, the utilities sector is going through a dynamic period of change. Positive structural changes are expected to make utilities more efficient and profitable. Deregulation is in its infancy stage. As this process continues, growth opportunities within this sector should improve, making it attractive to long-term investors.
     Brian B. Hayward assumed responsibilities of portfolio manager for INVESCO Utilities Portfolio in June 1997. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1)The  S&P  500  is  an  unmanaged  index  considered   representative  of  the
performance of the broad U.S. stock market, while the Dow Jones Industrial Average represents large-capitalization stocks.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five-, and 10-year periods.

(4)Morningstar's proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; the next 35%, 3 stars; the next 22.5%, 2 stars; and the last 10%, 1 star. As of 4/30/98, Financial Services Portfolio received 5 stars among 2,477 funds in the domestic equity fund category for the three-year period, 5 stars among 1,404 funds for the five-year period, and 5 stars among 704 funds 10-year period. As of 4/30/98, Health Sciences Portfolio received 5 stars among 704 funds in the domestic equity fund category for the 10-year period, 4 stars among 1,404 funds for the five-year period, and 3 stars among 2,477 funds three-year period. As of 4/30/98, Technology Portfolio received 5 stars among 704 funds in the domestic equity fund category for the 10-year period, 3 stars among 1,404 funds for the five-year period, and 2 stars among 2,477 funds three-year period.

INVESCO Strategic Portfolios, Inc.
Five Largest Common Stock Holdings
April 30, 1998
UNAUDITED

Description                                                   Value
---------------------------------------------------------------------
ENERGY Portfolio
Vastar Resources                                           $9,997,638
Global Industries Ltd                                       8,115,319
EEX Corp                                                    8,115,219
Camco International                                         7,995,675
El Paso Natural Gas                                         7,985,887

ENVIRONMENTAL SERVICES Portfolio
Republic Industries                                        $1,613,125
USA Waste Services                                          1,471,875
Laidlaw Inc                                                 1,393,750
United Rentals                                              1,377,500
Allied Waste Industries                                     1,182,500

FINANCIAL SERVICES Portfolio
American International Group                              $61,505,469
BankAmerica Corp                                           43,775,000
State Street                                               36,822,500
AEGON NV Ord American
   Registered Shrs Representing
   Dutch Bearer Shrs                                       36,509,532
Compass Bancshares                                         36,375,000

GOLD Portfolio
Franco-Nevada Mining Ltd                                  $14,681,386
Euro-Nevada Mining                                         13,501,631
Lihir Gold Ltd Sponsored ADR
   Representing 20 Ord Shrs                                12,381,250
Stillwater Mining                                           7,931,250
Western Deep Levels Ltd ADR
   Representing Ord Shrs                                    7,875,000

HEALTH SCIENCES Portfolio
Merck & Co                                                $78,927,500
Bristol-Myers Squibb                                       71,995,000
Warner-Lambert Co                                          70,566,938
Schering-Plough Corp                                       59,452,750
American Home Products                                     57,514,000

LEISURE Portfolio
Tele-Communications Inc -
   Liberty Media Group Class A                            $12,134,180
Omnicom Group                                              10,422,500
WPP Group PLC                                               9,676,491
Heineken NV                                                 9,184,081
Time Warner                                                 7,850,000

TECHNOLOGY Portfolio
International Business Machines                           $49,536,562
International Game Technology                              41,718,750
Lexmark International Group Class A                        34,725,000
Ceridian Corp                                              30,543,750
CBT Group PLC Sponsored ADR
   Representing 1/2 Ord Shr                                30,525,000

UTILITIES Portfolio
SBC Communications                                         $6,008,438
WorldCom Inc                                                5,873,655
Ameritech Corp                                              5,618,250
BellSouth Corp                                              5,192,769
Sprint Corp                                                 5,191,750

Composition of holdings is subject to change.


INVESCO Strategic Portfolios, Inc.
Statement of Investment Securities
April 30, 1998
UNAUDITED

                                                                    Shares,
                                                  Country          Units or
                                                  Code if         Principal
Description                                        Non US           Amount              Value
---------------------------------------------------------------------------------------------
ENERGY Portfolio
COMMON STOCKS 95.75%
ENGINEERING & CONSTRUCTION 1.91%
J Ray McDermott SA*                                                  83,000      $  3,683,125
                                                                                 ------------
Oil & Gas 87.11%
DOMESTIC INTEGRATED 6.14%
Murphy Oil                                                          109,100         5,611,831
Phillips Petroleum                                                  125,600         6,225,050
                                                                                 ------------
                                                                                   11,836,881
                                                                                 ------------
DRILLING & EQUIPMENT 31.21%
BJ Services*                                                        132,500         4,968,750
Baker Hughes                                                         89,500         3,624,750
Camco International                                                 117,800         7,995,675
Dresser Industries                                                  121,200         6,408,450
Global Industries Ltd*                                              357,700         8,115,319
IRI International*                                                  378,100         5,080,719
Marine Drilling*                                                    300,000         7,293,750
Nabors Industries*                                                  204,500         5,150,844
Noble Drilling*                                                     142,500         4,604,531
Weatherford Enterra*                                                138,000         6,908,625
                                                                                 ------------
                                                                                   60,151,413
                                                                                 ------------
EXPLORATION & PRODUCTION 34.32%
Apache Corp                                                         169,700         6,003,137
Black Sea Energy Ltd*                                             3,298,550         2,421,364
Burlington Resources                                                132,600         6,232,200
Canadian Occidental Petroleum                                       281,900         5,761,331
Chieftain International*                                            227,800         5,097,025
Clayton Williams Energy*                                            135,000         1,552,500
EEX Corp*                                                           837,700         8,115,219
Newfield Exploration*                                               205,000         4,971,250
Oryx Energy*                                                        185,000         4,833,125
Petsec Energy Ltd Sponsored
   ADR Representing 5 Ord Shrs*                                     324,500         6,672,531
Tom Brown*                                                          217,000         4,475,625
Vastar Resources                                                    210,200         9,997,638
                                                                                 ------------
                                                                                   66,132,945
                                                                                 ------------


INTERNATIONAL INTEGRATED 15.44%
British Petroleum PLC Sponsored
   ADR Representing 6 Ord Shrs                                       62,700         5,925,150
Chevron Corp                                                         90,000         7,441,875
Exxon Corp                                                           84,000         6,126,750
Texaco Inc                                                           81,900         5,036,850
YPF SA Sponsored ADR
   Representing Class D Shr                                         150,000      $  5,231,250
                                                                                 ------------
                                                                                   29,761,875
                                                                                 ------------
   TOTAL OIL & GAS                                                                167,883,114
                                                                                 ------------
OIL WELL EQUIPMENT & SERVICES 2.59%
Schlumberger Ltd                                                     60,300         4,997,363
                                                                                 ------------
UTILITIES GAS 4.14%
El Paso Natural Gas                                                 216,200         7,985,887
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $173,236,484)                                                            184,549,489
                                                                                 ------------
PREFERRED STOCKS 3.49%
OIL & GAS --
   EXPLORATION & PRODUCTION 3.49%
Enron Corp, 6.25%, Redeemable
   Exchangeable Pfd
   (Cost $6,802,656)                                                313,000         6,729,500
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 0.76%
Repurchase  Agreement with
  State  Street Bank & Trust Co
  dated 4/30/1998 due 5/1/1998
  at 5.470%, repurchased at
  $1,459,222  (Collaterized by
  US Treasury Bonds due
  8/15/2017 at 8.875%
  value $1,501,458)
  (Cost $1,459,000)                                              $1,459,000         1,459,000
                                                                                 ------------
TOTAL INVESTMENT
  SECURITIES AT VALUE  100.00%
  (Cost $181,498,140)
  (Cost for Income Tax Purposes
  $181,643,981)                                                                  $192,737,989
                                                                                 ============

ENVIRONMENTAL SERVICES Portfolio
COMMON STOCKS 100.00%
CHEMICALS 2.82%
OM Group                                                             13,000          $576,063


COMPUTER RELATED 0.71%
Symantec Corp*                                                        5,000           145,000
                                                                                 ------------
ELECTRIC UTILITIES 3.38%
United Water Resources                                               40,000           692,500
                                                                                 ------------


ELECTRONICS 1.53%
SanDisk Corp*                                                        15,000           313,125
                                                                                 ------------
ELECTRONICS --
   SEMICONDUCTOR 1.12%
Xilinx Inc*                                                           5,000           228,750
                                                                                 ------------
FINANCIAL 2.27%
Cadiz Land*                                                          40,000           465,000
                                                                                 ------------
MANUFACTURING 3.01%
Recovery Engineering*                                                20,000      $    615,000
                                                                                 ------------
METALS MINING 1.47%
Recycling Industries*                                                40,000           300,000
                                                                                 ------------
OIL & GAS RELATED 4.70%
Newpark Resources*                                                   40,000           962,500
                                                                                 ------------
Pollution Control 69.18%

EQUIPMENT/SYSTEMS   10.81%
GTS Duratek*                                                         25,000           293,750
ITEQ Inc*                                                            68,500           873,375
US Filter*                                                           32,000         1,044,000
                                                                                 ------------
                                                                                    2,211,125
                                                                                 ------------
RECYCLING 3.16%
IMCO Recycling                                                       10,000           185,000
KTI Inc*                                                             25,000           462,500
                                                                                 ------------
                                                                                      647,500
                                                                                 ------------
SERVICES 55.21%
Allied Waste Industries*                                             43,000         1,182,500
American Disposal Services*                                          25,000         1,002,344
Casella Waste Systems Class A*                                       10,000           311,250
Culligan Water Technologies*                                         15,000           870,937
Eastern Environmental Services*                                      20,000           522,500
Laidlaw Environmental Services*                                     256,000         1,008,000
Laidlaw Inc                                                         100,000         1,393,750
NSC Corp                                                              4,962            11,475
Republic Industries*                                                 58,000         1,613,125
Safety-Kleen Corp                                                     8,000           234,000
USA Waste Services*                                                  30,000         1,471,875
Waste Industries*                                                    13,000           265,688
Waste Management                                                     30,000         1,005,000
Waste Management International
   PLC Sponsored ADR
   Representing 2 Ord Shrs*                                          50,000           403,125
                                                                                 ------------
                                                                                   11,295,569
                                                                                 ------------
   TOTAL POLLUTION CONTROL                                                         14,154,194
                                                                                 ------------

SERVICES 9.81%
American Water Works                                                 21,000           628,687
United Rentals*                                                      40,000         1,377,500
                                                                                 ------------
                                                                                    2,006,187
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $16,685,037)                                                              20,458,319
                                                                                 ------------
PREFERRED STOCKS 0.00%
POLLUTION CONTROL --
   RECYCLING 0.00%
Cyclean Inc, Series D, Pfd*^
   (Cost $499,998)                                                  146,691                 1
                                                                                 ------------
TOTAL INVESTMENT
  SECURITIES AT VALUE 100.00%
  (Cost $17,185,035)
  (Cost for Income Tax Purposes
  $17,204,719)                                                                   $20,458,320
                                                                                 ============
FINANCIAL SERVICES Portfolio
COMMON STOCKS 95.27%
BANKS 40.18%
BB&T Corp                                                           170,000       $11,432,500
Bank of New York                                                    600,000        35,437,500
BankAmerica Corp                                                    515,000        43,775,000
BankBoston Corp                                                     140,000        15,111,250
Bankers Trust New York                                              140,000        18,077,500
Citicorp                                                            209,000        31,454,500
City National                                                       280,000        10,412,500
Compass Bancshares                                                  750,000        36,375,000
First Chicago NBD                                                   212,500        19,735,938
First Tennessee National                                            700,000        24,106,250
First Union                                                         140,000         8,452,500
Fleet Financial Group                                               200,000        17,275,000
Imperial Bancorp*                                                   590,175        17,299,505
Julius Baer Holding AG
  Series B Shrs                                                      2,000          5,520,221
Mellon Bank                                                         333,000        23,976,000
Mercantile Bankshares                                               250,000         9,593,750
National Commerce Bancorp                                            45,000         2,013,750
National Westminster Bank PLC                                       800,000        16,011,072
NationsBank Corp                                                    104,000         7,878,000
Nordbanken Holding AB                                             2,754,000        20,284,500
Norwest Corp                                                        767,500        30,460,156
Providian Financial                                                 400,000        24,075,000
Republic New York                                                   250,000        33,437,500
Royal Bank of Canada                                                270,500        16,179,281
SouthTrust Corp                                                     547,500        23,371,406
State Street                                                        515,000        36,822,500
Toronto-Dominion Bank                                               263,900        12,056,931
Union Planters                                                      400,000        24,600,000
US Bancorp                                                          229,000        29,083,000
Wachovia Corp                                                       227,000        19,280,813
Wells Fargo & Co                                                     60,000        22,110,000
                                                                                 ------------
                                                                                  645,698,823
                                                                                 ------------


CONSUMER FINANCE 4.87%
American Express                                                    267,900        27,325,800
Beneficial Corp                                                     244,900        31,928,838
FIRSTPLUS Financial Group*                                          392,000        19,012,000
                                                                                 ------------
                                                                                   78,266,638
                                                                                 ------------
FINANCIAL 8.44%
Associates First Capital Class A                                    335,700        25,093,575
Fannie Mae                                                          605,000      $ 36,224,375
Freddie Mac                                                         620,000        28,713,750
Heller Financial*                                                   167,000         4,509,000
MBNA Corp                                                           660,000        22,357,500
Northern Trust                                                      257,000        18,761,000
                                                                                 ------------
                                                                                  135,659,200
                                                                                 ------------
INSURANCE 26.88%
AXA-UAP*                                                            139,000        16,307,388
ACE Ltd*                                                            275,000        10,415,625
AEGON NV Ord American
 Registered Shrs Representing
 Dutch Bearer Shrs                                                  274,766        36,509,532
Allstate Corp                                                       270,000        25,987,500
American General                                                    355,149        23,661,802
American International Group                                        467,500        61,505,469
Chubb Corp                                                          360,000        28,417,500
Everest Reinsurance Holdings                                        630,000        25,987,500
Frontier Insurance Group                                             82,000         2,173,000
Hartford Life Class A                                               305,700        15,113,044
ING Groep NV                                                        373,700        24,284,326
ING Groep NV Sponsored
 ADR Representing Ord Shrs                                          140,683         9,460,932
Lincoln National                                                    365,000        32,416,562
SCOR SA                                                             132,000         8,133,521
SunAmerica Inc                                                      700,700        34,991,206
Torchmark Corp                                                      220,000         9,803,750
Transamerica Corp                                                   165,000        19,057,500
Travelers Group                                                     481,000        29,431,188
UNUM Corp                                                           340,000        18,275,000
                                                                                 ------------
                                                                                  431,932,345
                                                                                 ------------
INSURANCE BROKERS 1.63%
Regions Financial                                                   600,000        26,175,000
                                                                                 ------------
INVESTMENT BANK/
 BROKER FIRM 6.64%
Bear Stearns                                                        296,400        16,913,325
Lehman Brothers Holdings                                            220,000        15,633,750
Merrill Lynch & Co                                                   90,000         7,897,500
Morgan Stanley Dean Witter & Co                                     383,000        30,209,125
Paine Webber Group                                                  372,700        16,701,619
Price (T Rowe) Associates                                           116,000         8,758,000
Waddell & Reed Financial Class A                                    424,400        10,503,900
                                                                                 ------------
                                                                                  106,617,219
                                                                                 ------------
RAILROADS 1.26%
Kansas City Southern Industries                                     450,000        20,334,375
                                                                                 ------------

SAVINGS & LOAN 5.37%
Ahmanson (H F) & Co                                                 380,000        28,975,000
Charter One Financial                                               286,450        19,389,084
Golden West Financial                                               132,700        13,974,969
Washington Mutual                                                   341,000        23,891,312
                                                                                 ------------
                                                                                   86,230,365
                                                                                 ------------
TOTAL COMMON STOCKS
 (Cost $1,122,436,235)                                                         $1,530,913,965
                                                                                 ------------
SHORT-TERM INVESTMENTS 4.73%
Commercial Paper 1.95%
MACHINERY 1.95%
Deere & Co
 5.510%, 5/4/1998
 (Cost $31,301,000)                                           $  31,301,000        31,301,000
                                                                                 ------------
Repurchase Agreements 2.78%
Repurchase Agreement with
 State  Street Bank & Trust Co
 dated 4/30/1998 due 5/1/1998
 at 5.470%, repurchased at
 $44,637,781 (Collateralized by
 US Treasury Bonds due
 11/15/2015 at 9.875%
 value $45,809,346)
 (Cost $44,631,000)                                           $ 44,631,000          44,631,000
                                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $75,932,000)                                                                 75,932,000
                                                                                 -------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost $1,198,368,235)
 (Cost for Income Tax Purposes
 $1,198,562,540)                                                                $1,606,845,965
                                                                                 =============

GOLD Portfolio
COMMON STOCKS 100.00%
CONSUMER -- JEWELRY,
 NOVELTIES & GIFTS 0.85%
De Beers Consolidated Mines
 Deferred ADR Representing
 Ord Shrs                                              SF            50,000      $  1,287,500
                                                                                 ------------
GOLD & PRECIOUS
 METALS MINING 99.15%
Aber Resources Ltd*                                    CA           300,000         3,412,500
Apex Silver Mines Ltd*                                 CJ           500,000         5,843,750
Claude Resources*                                      CA           346,700           727,148
Coeur D'Alene Mines*                                                500,000         5,843,750
Crown Resources*~                                                   960,000         4,200,000
Emperor Mines Ltd*                                     AS         3,000,000         1,290,919
Euro-Nevada Mining                                     CA           750,000        13,501,631
Francisco Gold*                                        CA           261,200         2,830,431
Franco-Nevada Mining Ltd                               CA           600,000        14,681,386
Freeport McMoRan Copper
 & Gold Class A                                                     406,247         7,236,275
Geomaque Explorations Ltd*                             CA         1,500,000         2,726,543

Getchell Gold*                                                      300,000         7,387,500
Gitennes Exploration*                                  CA           800,000         1,482,121
Glenmore Highlands*                                    CA           500,000      $    611,724
Golden Knight Resources*                               CA           450,000           506,250
Golden Star Resources*                                            1,000,000         3,625,000
Guyanor Ressources SA
 Class B*~                                             FR         1,000,000         1,503,094
Hecla Mining*                                                       500,000         3,187,500
IAMGOLD*                                               CA           800,000         2,936,277
Indochina Goldfields Ltd*^^                            CA         1,000,000         1,363,272
Lihir Gold Ltd Sponsored ADR
 Representing 20 Ord Shrs*                             AS           350,000        12,381,250
Manhattan Minerals*                                    CA           400,000         1,118,582
Meridian Gold*                                         CA         1,200,000         4,725,000
Metallica Resources*                                   CA           500,000           750,000
Minefinders Corp Ltd*                                  CA           100,000           137,725
Monarch Resources*                                     CA           235,000            31,215
Nevsun Resources Ltd*                                  CA           800,000         1,661,094
Newcrest Mining Ltd*                                   AS           150,000           273,831
Newmont Mining                                                      100,000         3,218,750
Original Sixteen to One Mine*                          CA            91,100           159,425
Orvana Minerals*                                       CA           500,000           664,158
Pacific Rim Mining*~                                   CA           924,900           905,254
Pangea Goldfields*                                     CA           300,000           388,008
Placer Dome                                            CA           500,000         7,375,000
Queenstake Resources Ltd*                              CA           500,000           160,796
Repadre Capital*                                       CA           500,000         1,957,518
Rio Narcea Gold Mines Ltd*                             CA           556,900         1,849,348
SEMAFO Inc*                                            CA           100,000           125,141
Solitario Resources*                                   CA           204,000           427,858
SouthernEra Resources Ltd*                             CA           500,000         3,233,400
Star Resources*~                                       CA         3,370,000           612,563
Stillwater Mining*                                                  300,000         7,931,250
Sutton Resources Ltd*~                                 CA           777,900         6,125,963
Trillion Resources Ltd*                                CA           509,900           534,717
Western Deep Levels Ltd ADR
 Representing Ord Shrs                                 SF           280,000         7,875,000
                                                                                 ------------
                                                                                  149,519,917
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $191,142,677)
 (Cost for Income Tax Purposes
 $193,523,517)                                                                   $150,807,417
                                                                                 ============

HEALTH SCIENCES Portfolio
COMMON STOCKS
 & WARRANTS 94.27%
BIOTECHNOLOGY 5.85%
Algos Pharmaceutical*                                                 3,000           $98,625
Creative BioMolecules*                                              199,500         1,483,781
Ecogen Technologies I*^~                                                100                 1
Emisphere Technologies*~                                            395,000      $  6,591,562
Genentech Inc*                                                      325,000        22,506,250
MedClone Trust*@^                                                   144,405                 0


MedImmune Inc*                                                      445,000        23,473,750
PathoGenesis Corp*                                                   95,600         3,788,150
Sepracor Inc*                                                        88,000         4,070,000
Titan Pharmaceuticals*                                              488,215         2,166,454
Unisyn Technologies*^~                                               31,132            10,896
Xenometrix Inc*^                                                    145,641           110,596
                                                                                 ------------
                                                                                   64,300,065
                                                                                 ------------
HEALTH CARE DRUGS --
 PHARMACEUTICALS 62.35%
Abbott Laboratories                                                 364,000        26,617,500
ALZA Corp                                                           423,000        20,277,563
American Home Products                                              617,600        57,514,000
Bristol-Myers Squibb                                                680,000        71,995,000
Forest Laboratories*                                                450,000        16,284,375
Glaxo Wellcome PLC
   Sponsored ADR Representing
   2 Ord Shrs                                                       735,000        41,573,438
ICN Pharmaceuticals                                                 784,500        38,636,625
Johnson & Johnson                                                   475,000        33,903,125
Lilly (Eli) & Co                                                    470,300        32,715,244
Merck & Co                                                          655,000        78,927,500
Monsanto Co                                                         275,000        14,540,625
Novartis AG Registered Shrs++                                         9,330        15,426,218
Pfizer Inc                                                          457,500        52,069,219
Schering-Plough Corp                                                742,000        59,452,750
Shire Pharmaceuticals Group PLC*                                    639,500         4,672,596
SmithKline Beecham PLC
 Sponsored ADR Representing
 5 Ord Shrs                                                         845,700        50,372,006
Warner-Lambert Co                                                   373,000        70,566,938
                                                                                 ------------
                                                                                  685,544,722
                                                                                 ------------
HEALTH CARE -- SERVICES 8.99%
ABR Information Services*                                           200,000         5,787,500
Cognizant Corp                                                      381,900        19,643,981
Columbia/HCA Healthcare                                             668,100        22,005,544
HBO & Co                                                            333,000        19,917,562
McKesson Corp                                                       445,000        31,455,937
                                                                                 ------------
                                                                                   98,810,524
                                                                                 ------------
MEDICAL EQUIPMENT &
 DEVICES 17.08%
Beckman Coulter                                                     296,100        16,489,069
Becton Dickinson                                                    224,400        15,623,850
Cambridge Heart*                                                    381,112         3,620,564
Clarus Medical Systems
 Warrants (Exp 2000)*@^                                               2,224                 0
Guidant Corp                                                        804,000        53,767,500
IDEXX Laboratories*                                                 354,200         7,836,675
Medtronic Inc                                                       560,400        29,491,050
ResMed Inc*~                                                        445,000      $ 17,605,313
Sofamor/Danek Group*                                                494,000        43,348,500
                                                                                 ------------
                                                                                  187,782,521
                                                                                 ------------

TOTAL COMMON STOCKS
   & WARRANTS
   (Cost $729,682,202)                                                          1,036,437,832
                                                                                 ------------
PREFERRED STOCKS 0.65%
BIOTECHNOLOGY 0.21%
Ingenex Inc, Series B, Pfd*^                                        103,055           600,000
MedClone Trust, Series G
 Conv Pfd*^                                                         581,396            75,581
Osiris Therapeutics, Series C
 Conv Pfd*^                                                         382,353         1,300,000
Unisyn Technologies,
 Series A, Conv Pfd*^~                                              359,501           125,825
 Series B, Pfd*^ ~                                                  250,500            87,675
 Series C, Pfd*^ ~                                                  349,376           122,282
                                                                                 ------------
                                                                                    2,311,363
                                                                                 ------------
HEALTH CARE -- SERVICES 0.29%
Physicians Online, Series A, Pfd*^~                                 361,350         3,219,629
                                                                                 ------------
MEDICAL EQUIPMENT
 & DEVICES 0.15%
Clarus Medical Systems
 Series I, Pfd*^                                                    106,664           533,320
 Series II, Pfd*^                                                    22,239           111,196
Janus Biomedical, Series A
 Conv Pfd*^~                                                        400,000         1,000,000
OrbTek Inc, Series A, Conv Pfd*^~                                   476,190                 1
                                                                                 ------------
                                                                                   1,644,517
                                                                                 ------------
TOTAL PREFERRED STOCKS
 (Cost $9,021,517)                                                                  7,175,509
                                                                                 ------------
OTHER SECURITIES 1.03%
BIOTECHNOLOGY 1.03%
Axogen Ltd, Units* (Each unit
 consists of one cmn shr
 of Axogen and one wrnt to purchase
 ELAN representing one ADR)
 (Cost $3,555,000)                                                  197,500        11,356,250
                                                                                 ------------
SHORT-TERM INVESTMENTS --
 REPURCHASE AGREEMENTS 4.05%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1998 due 5/1/1998
 at 5.470%, repurchased at
 $44,588,774 (Collateralized
 by US Treasury Bonds due
 11/15/2015 at 9.875%
 value $ 45,758,170)
 (Cost $44,582,000)                                           $  44,582,000        44,582,000
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost $786,840,719)
 (Cost for Income Tax Purposes
 $789,201,415)                                                                  $1,099,551,591
                                                                                 =============

LEISURE Portfolio
COMMON STOCKS
 & WARRANTS 91.12%
AIRLINES 0.20%
Virgin Express Holdings PLC
 Sponsored ADR Representing
 1/3 Ord Shr*                                          BE            21,600     $     486,000
                                                                                 ------------
BROADCASTING 5.79%
CBS Corp                                                             98,000         3,491,250
Central European Media
 Enterprises Ltd Class A*                              BD            82,800         2,313,225
Chancellor Media*                                                   105,400         4,999,912
Sinclair Broadcast Group*                                            40,000         2,075,000
Television Broadcasts Ltd
 Sponsored ADR Representing
 2 Ord Shrs                                            HK           194,500           994,323
                                                                                 ------------
                                                                                   13,873,710
                                                                                 ------------
CABLE 18.83%
Cablevision Systems Class A*                                         10,000           614,375
Comcast Cable Partners Ltd
 Class A*                                              UK           110,000         1,409,375
Comcast Corp Special Class A                                        161,578         5,786,512
Flextech PLC*                                          UK           890,000         7,365,996
Tele-Communications Inc -
 International Class A*                                             315,700         6,018,031
 Liberty Media Group Class A*                                       365,625        12,134,180
 TCI Group Series A*                                                154,086         4,969,273
United International Holdings
 Warrants (Exp 1999)*                                                 3,225            48,375
United Video Satellite Group
 Class A*                                                           155,000         6,771,563
                                                                                 ------------
                                                                                   45,117,680
                                                                                 ------------
COMMUNICATIONS -- EQUIPMENT
 & MANUFACTURING 1.41%
Pittway Corp Class A                                                 45,300         3,386,175
                                                                                 ------------
COMPUTER RELATED 1.58%
Bell & Howell*                                                      112,900         3,118,863
Powerhouse Technologies*                                             68,000           671,500
                                                                                 ------------
                                                                                    3,790,363
                                                                                 ------------
CONSUMER -- JEWELRY,
 NOVELTIES & GIFTS 2.81%
De Beers Consolidated Mines
 Deferred ADR Representing
 Ord Shrs                                              SF           230,000         5,922,500
TAG Heuer International SA
 Sponsored ADR Representing
 1/10 Shr*                                             SZ            75,000      $    815,625
                                                                                 ------------
                                                                                    6,738,125
                                                                                 ------------


CONTAINERS 0.09%
EarthShell Corp*                                                     15,000           219,375
                                                                                 ------------
ENTERTAINMENT 9.01%
Cineplex Odeon*                                        CA         1,286,000         2,330,875
Disney (Walt) Co                                                     28,133         3,497,284
Granada Group PLC                                      UK           115,229         1,984,428
Metromedia International Group*                                     100,000         1,662,500
Time Warner                                                         100,000         7,850,000
Viacom Inc
 Class A*                                                            45,040         1,670,516
 Class B*                                                            28,802         2,601,060
                                                                                 ------------
                                                                                   21,596,663
                                                                                 ------------
FOODS 3.83%
Heineken NV                                            NL            39,600         9,184,081
                                                                                 ------------
GAMING 2.10%
GTECH Holdings*                                                      57,906           965,938
Grand Casinos*                                                       55,000         2,077,378
MGM Grand*                                                           45,000         1,518,750
Mirage Resorts*                                                      21,000           463,312
                                                                                 ------------
                                                                                    5,025,378
                                                                                 ------------
HOUSEHOLD FURNITURE
 & APPLIANCES 0.50%
Harman International Industries                                      27,770         1,194,110
                                                                                 ------------
LEISURE TIME 9.24%
AMF Bowling*                                                         70,000         2,025,625
Amalgamated Holdings Ltd                               AS           337,008         1,186,500
Bally Total Fitness Holdings*                                        78,800         2,423,100
Carnival Corp Class A                                                79,200         5,509,350
Cedar Fair LP                                                       144,000         3,816,000
K2 Inc                                                               79,000         1,792,313
Premier Parks*                                                        7,500           417,187
Royal Caribbean Cruises Ltd                                          44,000         3,008,500
Steiner Leisure Ltd*                                                 48,300         1,524,469
Vail Resorts*                                                        15,000           438,750
                                                                                 ------------
                                                                                   22,141,794
                                                                                 ------------
LODGING -- HOTELS 3.00%
Extended Stay America*                                               34,400           449,350
Hilton Hotels                                                       195,200         6,234,200
Suburban Lodges of America*                                          27,000           499,500
                                                                                 ------------
                                                                                    7,183,050
                                                                                 ------------
PUBLISHING 12.44%
Belo (A H) Corp Class A                                             110,000         5,823,125
Central Newspapers Class A                                           10,000           732,500
Harcourt General                                                     66,000         3,444,375
Houghton Mifflin                                                     56,100         1,826,756
McClatchy Newspapers Class A                                        122,500         3,667,344
McGraw-Hill Cos                                                      56,700         4,390,706
News Corp Ltd Sponsored ADR
 Representing 4 Ord Shrs                               AS            60,000      $  1,638,750

Pearson PLC                                            UK            50,000           783,332
Petersen Cos Class A*                                                28,300           735,800
Scholastic Corp*                                                     20,000           745,000
Scripps (E W) Co Class A                                             70,000         3,968,125
Times Mirror Series A                                                33,400         2,043,662
                                                                                 ------------
                                                                                   29,799,475
                                                                                 ------------
REAL ESTATE
 INVESTMENT TRUST 1.06%
Golf Trust of America                                                25,000           815,625
Mills Corp                                                           69,000         1,720,687
                                                                                 ------------
                                                                                    2,536,312
                                                                                 ------------
RETAIL 2.03%
Wal-Mart Stores                                                      96,000         4,854,000
                                                                                 ------------
SERVICES 10.63%
Cendant Corp*                                                        97,367         2,434,175
Cordiant PLC                                           UK           637,500         1,247,103
Omnicom Group                                                       220,000        10,422,500
Saatchi & Saatchi PLC*                                 UK           637,500         1,684,122
WPP Group PLC                                          UK         1,525,000         9,676,491
                                                                                 ------------
                                                                                   25,464,391
                                                                                 ------------
TELECOMMUNICATIONS --
 CELLULAR & WIRELESS 0.88%
Specialty Teleconstructors*                                          56,400         2,100,900
                                                                                 ------------
TELECOMMUNICATIONS --
 LONG DISTANCE 0.25%
PT Pasifik Satelit Nusantara
 Sponsored ADR Representing
 3 Ord Shrs*                                           ID            40,000           605,000
                                                                                 ------------
TELEPHONE 3.02%
US West Media Group*                                                191,400         7,225,350
                                                                                 ------------
TOYS 2.42%
Galoob Toys*                                                         91,700           991,506
Hasbro Inc                                                           20,000           736,250
Mattel Inc                                                           70,195         2,689,346
Nintendo Co Ltd                                        JA            15,000         1,378,188
                                                                                 ------------
                                                                                    5,795,290
                                                                                 ------------
TOTAL COMMON STOCKS
 & WARRANTS
 (Cost $141,488,467)                                                              218,317,222
                                                                                 ------------
PREFERRED STOCKS 3.64%
ENTERTAINMENT 0.18%
Village Roadshow Ltd
 Class A, Pfd                                          AS           250,000           436,826
                                                                                 ------------
LEISURE TIME 1.60%
Royal Caribbean Cruises Ltd
 Series A, 7.250%, Conv Pfd                                          35,000         3,845,625
                                                                                 ------------


PUBLISHING 1.86%
News Corp Ltd Sponsored ADR
 Representing 4 Ltd Voting
 Pfd Shrs                                              AS           190,978      $  4,452,175
                                                                                 ------------
TOTAL PREFERRED STOCKS
 (Cost $4,919,946)                                                                  8,734,626
                                                                                 ------------
OTHER SECURITIES 3.38%
TOBACCO 3.38%
Cie Financiere Richemont
 "A" Units (Each unit
 consists of 1 bearer shr
 at 100 Swiss Francs par
 in the Co and 1 bearer
 participation certificate
 at no par issued Richemont
 SA, Luxembourg)
 (Cost $8,234,891)                                     SZ             5,655         8,105,825
                                                                                 ------------
SHORT-TERM INVESTMENTS --
 REPURCHASE AGREEMENTS 1.86%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1998 due 5/1/1998
 at 5.470%, repurchased at
 $4,454,677 (Collateralized
 by US Treasury Bonds due
 11/15/2015 at 9.875%
 value $4,576,548)
 (Cost $4,454,000)                                            $   4,454,000         4,454,000
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost $159,097,304)
 (Cost for Income Tax Purposes
 $159,107,804)                                                                   $239,611,673
                                                                                 ============

TECHNOLOGY Portfolio
COMMON STOCKS  95.89%
AEROSPACE & DEFENSE 1.70%
Orbital Sciences*                                                   425,000      $ 18,912,500
                                                                                 ------------
BIOTECHNOLOGY 0.95%
Algos Pharmaceutical*                                               100,000         3,287,500
Genzyme Corp*                                                       200,000         6,187,500
Titan Pharmaceuticals*                                              244,108         1,083,229
                                                                                 ------------
                                                                                   10,558,229
                                                                                 ------------

CABLE 0.00%
Future Communications*~                                             160,000                 1
                                                                                 ------------


COMMUNICATIONS -- EQUIPMENT
 & MANUFACTURING 4.85%
Advanced Fibre
 Communications*                                                     65,000      $  2,754,375
Comverse Technology*                                                 75,000         3,553,125
DSP Communications*                                                 100,000         1,668,750
GeoTel Communications*                                              300,000         8,287,500
JDS Fitel*                                                          672,000        12,543,776
Pittway Corp Class A                                                296,700        22,178,325
Tellabs Inc*                                                         40,000         2,835,000
                                                                                 ------------
                                                                                   53,820,851
                                                                                 ------------
COMPUTER SOFTWARE
 & SERVICE 25.34%
BMC Software*                                                       200,000        18,712,500
Brio Technology*                                                     13,000           143,000
CBT Group PLC Sponsored
 ADR Representing 1/2 Ord Shr*                                      600,000        30,525,000
Cadence Design Systems*                                             300,000        10,893,750
Computer Associates
 International                                                      200,000        11,712,500
Compuware Corp*                                                     400,000        19,550,000
DataWorks Corp*                                                      25,000           553,125
Edwards (J D) & Co*                                                 712,000        25,365,000
Electronic Arts*                                                    240,000        11,100,000
HNC Software*                                                       138,800         5,413,200
Keane Inc*                                                          450,000        22,612,500
Learning Co*                                                        352,300        10,084,587
Made2Manage Systems*                                                 62,200           898,013
MEMCO Software Ltd*                                                 200,000         6,000,000
Microsoft Corp*                                                      40,000         3,605,000
Networks Associates*                                                350,000        23,975,000
Oracle Corp*                                                         40,000         1,035,000
PeopleSoft Inc*                                                     400,000        18,600,000
PLATINUM technology*                                                125,000         3,187,500
Policy Management Systems*                                          300,000        24,187,500
Sapiens International NV*                                           100,000           900,000
Software AG Systems*                                                100,000         2,475,000
Sterling Commerce*                                                  300,000        12,768,750
Sterling Software*                                                  400,000        10,575,000
Symantec Corp*                                                      100,000         2,900,000
Wind River Systems*                                                 100,000         3,462,500
                                                                                 ------------
                                                                                  281,234,425
                                                                                 ------------
COMPUTER SYSTEMS 2.08%
GEAC Computer Ltd*                                                  300,000        11,818,515
Systems & Computer
 Technology*                                                        200,000        11,300,000
                                                                                 ------------
                                                                                   23,118,515
                                                                                 ------------
COMPUTERS -- HARDWARE 11.95%
HMT Technology*                                                     365,000         4,745,000
Hewlett-Packard Co                                                   50,000         3,765,625
International Business Machines                                     427,500        49,536,562
Kentek Information Systems                                           67,000           586,250
Lexmark International Group
 Class A*                                                           600,000        34,725,000

Network Appliance*                                                  300,000      $ 10,818,750
Quantum Corp*                                                        75,000         1,762,500
Sun Microsystems*                                                    25,000         1,029,688
Unisys Corp*                                                      1,100,000        24,681,250
Western Digital*                                                     50,000           987,500
                                                                                 ------------
                                                                                  132,638,125
                                                                                 ------------
COMPUTERS -- NETWORKING 2.28%
Ascend Communications*                                               50,000         2,178,125
Cisco Systems*                                                      275,000        20,143,750
Novell Inc*                                                         100,000         1,000,000
XL Connect Solutions*                                               100,000         1,987,500
                                                                                 ------------
                                                                                   25,309,375
                                                                                 ------------
COMPUTERS -- PERIPHERALS 1.84%
EMC Corp*                                                           350,000        16,143,750
Seagate Technology*                                                  50,000         1,334,375
Storage Technology*                                                  35,000         2,955,313
                                                                                 ------------
                                                                                   20,433,438
                                                                                 ------------
DISTRIBUTION 0.30%
Ingram Micro Class A*                                                71,700         3,271,312
                                                                                 ------------
ELECTRICAL EQUIPMENT 1.39%
Alpine Group*                                                        70,082         1,458,582
Honeywell Inc                                                       150,000        13,968,750
                                                                                 ------------
                                                                                   15,427,332
                                                                                 ------------
ELECTRONICS -- COMPONENT
 DISTRIBUTION 0.95%
Superior TeleCom                                                    250,000        10,546,875
                                                                                 ------------
ELECTRONICS --
 INSTRUMENTS 1.96%
SanDisk Corp*                                                       595,200        12,424,800
Symbol Technologies                                                  37,500         1,443,750
Teradyne Inc*                                                       140,000         5,110,000
Uniphase Corp*                                                       50,000         2,712,500
                                                                                 ------------
                                                                                   21,691,050
                                                                                 ------------
ELECTRONICS --
 SEMICONDUCTOR 2.42%
Applied Micro Circuits*                                             174,700         4,826,087
Artisan Components*                                                  99,500         1,753,688
Intel Corp                                                           65,000         5,252,812
Linear Technology                                                    20,000         1,610,000
Maxim Integrated Products*                                           40,000         1,615,000
SIPEX Corp*                                                         174,500         3,468,187
Texas Instruments                                                    40,000         2,562,500
Xilinx Inc*                                                         125,000         5,718,750
                                                                                 ------------
                                                                                   26,807,024
                                                                                 ------------

ENTERTAINMENT 1.31%
Viacom Inc Class B*                                                 250,000        14,500,000
                                                                                 ------------
EQUIPMENT --
 SEMICONDUCTOR 1.02%
Etec Systems*                                                       200,000        11,350,000
                                                                                 ------------
HEALTH CARE DRUGS --
 PHARMACEUTICALS 0.95%
Medicis Pharmaceutical Class A*                                      10,000      $    427,500
SangStat Medical*                                                   300,000        10,143,750
                                                                                 ------------
                                                                                   10,571,250
                                                                                 ------------
HEALTH CARE RELATED 3.21%
Eclipse Surgical Technologies*                                      100,000         1,162,500
HBO & Co                                                            200,000        11,962,500
Novoste Corp*                                                        25,000           618,750
Shared Medical Systems                                              300,000        21,881,250
                                                                                 ------------
                                                                                   35,625,000
                                                                                 ------------
INVESTMENT BANK/
 BROKER FIRM 0.17%
SEI Investments                                                      25,000         1,846,875
                                                                                 ------------
LEISURE TIME 3.76%
International Game Technology                                     1,500,000        41,718,750
                                                                                 ------------
MANUFACTURING 0.90%
Thermo Electron*                                                    250,000         9,953,125
                                                                                 ------------
RETAIL 2.02%
Tandy Corp                                                          450,000        22,387,500
                                                                                 ------------
SERVICES 20.11%
America Online*                                                     280,000        22,400,000
Automatic Data Processing                                           218,800        14,645,925
BISYS Group*                                                         55,000         2,172,500
Ceridian Corp*                                                      540,000        30,543,750
Comdisco Inc                                                        400,000        17,700,000
Computer Sciences*                                                  150,000         7,912,500
DST Systems*                                                        300,000        16,537,500
Electronic Data Systems                                              60,000         2,580,000
Equifax Inc                                                         600,000        23,212,500
First Data                                                          100,000         3,387,500
Fiserv Inc*                                                         400,000        26,150,000
Harbinger Corp*                                                      50,000         1,818,750
LGS Group*                                                          185,050         2,108,747
Manhattan Associates*                                                39,400           891,425
National Data                                                       300,000        12,243,750
Paychex Inc                                                         500,000        27,156,250
SunGard Data Systems*                                               200,000         7,125,000
TeleTech Holdings*                                                  118,800         1,782,000
Xerox Corp                                                           25,000         2,837,500
                                                                                 ------------
                                                                                  223,205,597
                                                                                 ------------

TELECOMMUNICATIONS --
 CELLULAR & WIRELESS 1.93%
AirTouch Communications*                                            350,000        18,593,750
NEXTEL Communications
 Class A*                                                           100,000         2,868,750
                                                                                 ------------
                                                                                   21,462,500
                                                                                 ------------
TELECOMMUNICATIONS --
 LONG DISTANCE 2.50%
fONOROLA Inc*                                                       200,000         8,976,619
General Instrument*                                                  90,000      $  2,019,375
LCI International*                                                  300,000        11,925,000
Premiere Technologies*                                              150,000         4,781,250
                                                                                 ------------
                                                                                   27,702,244
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $859,424,402)                                                          1,064,091,893
                                                                                 ------------
PERFERRED STOCKS 0.03%
BIOTECHNOLOGY 0.03%
Ingenex Inc, Series B, Pfd*^
   (Cost $300,000)                                                   51,527           300,000
                                                                                 ------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 4.08%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 4/30/1998 due 5/1/1998
 at 5.470%, repurchased at
 $45,298,882 (Collateralized
 by US Treasury Bonds due
 8/15/2017 at 8.875%
 value $46,525,087)
 (Cost $45,292,000)                                           $  45,292,000        45,292,000
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $905,016,402)
 (Cost for Income Tax Purposes
 $907,323,367)
                                                                               $1,109,683,893
                                                                                 ============

UTILITIES Portfolio
COMMON STOCKS
 & RIGHTS 100.00%
OIL & GAS RELATED 2.53%
Enron Corp                                                           42,000        $2,065,875
Williams Cos                                                         68,000         2,150,500
                                                                                 ------------
                                                                                    4,216,375
                                                                                 ------------
SERVICES 1.64%
Havas SA                                                             30,000         2,721,942
                                                                                 ------------


TELECOMMUNICATIONS 21.96%
AT&T Corp                                                            49,900         2,997,119
Advanced Communications Group*                                       90,400         1,254,300
ICG Communications*                                                 118,000         4,130,000
LCI International*                                                   84,900         3,374,775
MCI Communications                                                   50,000         2,515,625
NEXTEL Communications
 Class A*                                                           100,000         2,868,750
Portugal Telecom SA Sponsored
 ADR Representing Ord Shrs*                                          68,800         3,698,000
Sprint Corp                                                          76,000         5,191,750
US WEST Communications Group                                         88,300      $  4,657,825
WorldCom Inc*                                                       137,295         5,873,655
                                                                                 ------------
                                                                                   36,561,799
                                                                                 ------------
Utilities 73.87%
ELECTRIC 32.37%
Allegheny Energy                                                     70,100         2,146,812
CMS Energy                                                           55,700         2,433,394
Carolina Power & Light                                               65,300         2,811,981
Consolidated Edison                                                  67,000         3,031,750
DTE Energy                                                           66,200         2,594,212
Duke Energy                                                          45,009         2,604,896
Edison International                                                 92,600         2,760,637
FPL Group                                                            43,300         2,687,306
GPU Inc                                                              53,700         2,127,862
Houston Industries                                                   96,600         2,807,437
Interstate Energy                                                    89,946         2,838,921
New Century Energies                                                 65,400         3,106,500
NIPSCO Industries                                                   105,400         2,826,038
Northern States Power                                                39,300         2,215,538
PG&E Corp                                                            76,000         2,460,500
PP&L Resources                                                      107,000         2,467,688
PacifiCorp                                                           89,600         2,083,200
Pinnacle West Capital                                                58,700         2,597,475
SCANA Corp                                                           77,200         2,306,350
Texas Utilities                                                      53,900         2,156,000
Unicom Corp                                                          81,700         2,839,075
                                                                                 ------------
                                                                                   53,903,572
                                                                                 ------------
NATURAL GAS 8.12%
Coastal Corp                                                         47,000         3,357,562
Columbia Energy Group                                                26,000         2,112,500
NGC Corp                                                             88,625         1,307,219
New Jersey Resources                                                 55,800         2,106,450
ONEOK Inc                                                            51,000         2,065,500
TransCanada PipeLines Ltd                                           115,000         2,565,938
                                                                                 ------------
                                                                                   13,515,169
                                                                                 ------------


TELEPHONE 33.38%
ALLTEL Corp                                                          71,300         3,048,075
Ameritech Corp                                                      132,000         5,618,250
BCE Inc                                                             117,600         5,005,350
Bell Atlantic                                                        45,135         4,222,943
BellSouth Corp                                                       80,900         5,192,769
Century Telephone Enterprises                                        92,550         3,939,159
Cincinnati Bell                                                     123,300         4,716,225
GTE Corp                                                             81,800         4,780,187
Intermedia Communications*                                           44,000         3,211,313
MetroNet Communications
 Class B Non-Voting Shrs*                                           197,000         4,925,000
SBC Communications                                                  145,000         6,008,438
Telefonica de Espana SA
 Sponsored ADR Representing
 3 Ord Shrs                                                          39,272      $  4,906,546
Telefonica de Espana SA
 Sponsored ADR Rights(Exp 1998)*                                          8                18
                                                                                 ------------
                                                                                   55,574,273
                                                                                 ------------
   TOTAL UTILTIES                                                                 122,993,014
                                                                                 ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $121,273,799)
 (Cost for Income Tax Purposes
 $121,274,476)                                                                   $166,493,130
                                                                                 ============


*  Security is non-income producing.
@  Security has no market value at April 30, 1998.
~  Security is an affiliated company (See Notes).
^^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.
++ Security has been designated as collateral for
   forward foreign currency contracts.
^ The following are restricted securities at April 30, 1998:


                                                                                     Value as
                                             Acquisition        Acquisition              % of
Description                                      Date(s)              Cost         Net Assets
---------------------------------------------------------------------------------------------
Environmental Services Portfolio
Cyclean Inc, Series D, Pfd                        2/23/94          $499,998             0.00%
                                                                                     ========

Health Sciences Portfolio
Clarus Medical Systems
 Series I, Pfd                                   12/23/92        $2,000,000             0.05%
 Series II, Pfd                                    5/3/95           111,196              0.01
 Warrants                                          5/3/95                 0              0.00
Ecogen Technologies I                           11/18/92-
                                                  1/28/94         1,140,000              0.00
Ingenex Inc, Series B, Pfd                        9/27/94           600,000              0.05
Janus Biomedical
 Series A, Conv Pfd                                3/2/94         1,000,000              0.09
MedClone Trust                                    9/30/97           101,310              0.00
MedClone Trust
 Series G, Conv Pfd                              10/21/93         1,000,001              0.01
OrbTek Inc, Series A
 Conv Pfd                                         5/13/94           999,999              0.00
Osiris Therapeutics
 Series C, Conv Pfd                               5/26/94        $1,300,000              0.12
Physicians Online
 Series A, Pfd                                    8/31/93           963,600              0.29
Unisyn Technologies                               2/28/94         1,500,000              0.00
Unisyn Technologies
 Series A, Conv Pfd                              12/27/94           359,501              0.01
 Series B, Pfd                                     2/5/96           250,500              0.01
 Series C, Pfd                                    4/25/97           436,720              0.01
Xenometrix Inc                                     1/7/94         1,400,000              0.01
                                                                                     --------
                                                                                        0.66%
                                                                                     ========
Technology Portfolio
Ingenex Inc, Series B, Pfd                        9/27/94        $  300,000             0.03%
                                                                                     --------

                                                                                        0.03%
                                                                                     ========

Forward Foreign Currency Contracts
Open at April 30, 1998:

                                                 Currency          Currency      Unrealized
                                                   Units             Value           Gain
Currency/Value Date                                 Sold             (US$)          (Loss)

---------------------------------------------------------------------------------------------

Health Sciences Portfolio
Swiss Franc
   5/19/1998                                   15,000,000       $11,134,632          $543,616
                                                                =============================


Summary of Investments by Country

                                                                   % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------
Gold Portfolio
Australia                                              AS             9.25%      $ 13,946,000
Canada                                                 CA             51.54        77,722,048
Cayman Islands                                         CJ              3.87         5,843,750
France                                                 FR              1.00         1,503,094
South Africa                                           SF              6.07         9,162,500
United States                                          US             28.27        42,630,025
                                                                    -------------------------
                                                                    100.00%      $150,807,417
                                                                    =========================
Leisure Portfolio
Australia                                              AS             3.22%      $  7,714,251
Belgium                                                BE              0.20           486,000
Bermuda                                                BD              0.97         2,313,225
Canada                                                 CA              0.97%        2,330,875
Hong Kong                                              HK              0.42           994,323
Indonesia                                              ID              0.25           605,000
Japan                                                  JA              0.58         1,378,188
Netherlands                                            NL              3.83         9,184,081
South Africa                                           SF              2.47         5,922,500
Switzerland                                            SZ              3.72         8,921,450
United Kingdom                                         UK             10.08        24,150,847
United States                                          US             73.29       175,610,933
                                                                    -------------------------
                                                                    100.00%      $239,611,673
                                                                    =========================
See Notes to Financial Statements


INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities
April 30, 1998
UNAUDITED
                                                                    Environmental            Financial
                                                     Energy           Services               Services               Gold
                                                    Portfolio         Portfolio              Portfolio            Portfolio
                                                 --------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost~                                        $181,498,140         $17,185,035       $1,198,368,235         $191,142,677
                                                 ==========================================================================
 At Value~                                       $192,737,989         $20,458,320       $1,606,845,965         $150,807,417
Cash                                                8,857,727              62,670              173,610            3,711,455
Receivables:
 Investment Securities Sold                         7,931,927             767,862           10,581,127            7,410,049
 Fund Shares Sold                                   7,565,848             494,268           26,281,039            1,571,791
 Dividends and Interest                               100,220               8,408            2,496,619              142,862
Prepaid Expenses and Other Assets                      68,709              40,204              123,042               67,842
                                                 --------------------------------------------------------------------------
TOTAL ASSETS                                      217,262,420          21,831,732        1,646,501,402          163,711,416
                                                 --------------------------------------------------------------------------
LIABILITIES
Payables:
 Investment Securities Purchased                    5,564,749                   0            9,941,966            6,990,297
 Fund Shares Repurchased                            4,451,388              59,514            2,366,091           10,464,658
Depreciation on Forward Foreign
 Currency Contracts                                         0                   0               37,024                    0
Accrued Distribution Expenses                          40,888               3,714              201,969               32,608
Accrued Expenses and Other Payables                    17,049               4,948               56,101               43,886
                                                 --------------------------------------------------------------------------
TOTAL LIABILITIES                                  10,074,074              68,176           12,603,151           17,531,449

                                                 --------------------------------------------------------------------------
Net Assets at Value                              $207,188,346         $21,763,556       $1,633,898,251         $146,179,967
                                                 ==========================================================================
NET ASSETS
Paid-in Capital*                                 $199,342,507         $17,814,246       $1,160,248,386         $303,072,832
Accumulated Undistributed
 (Distributions in Excess of)
 Net Investment Income (Loss)                        (55,802)           (103,701)            6,214,477          (4,277,467)
Accumulated Undistributed Net
 Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions                    (3,338,208)             779,726           58,955,470        (112,281,661)
Net Appreciation (Depreciation)
 of Investment Securities and
 Foreign Currency Transactions                     11,239,849           3,273,285          408,479,918         (40,333,737)
                                                 --------------------------------------------------------------------------
Net Assets at Value                              $207,188,346         $21,763,556       $1,633,898,251         $146,179,967
                                                 ==========================================================================
Shares Outstanding                                 14,219,979           2,353,824           51,185,875           54,914,198
Net Asset Value, Offering
 and Redemption
 Price per Share                                       $14.57               $9.25               $31.92                $2.66
                                                 ==========================================================================


~ Investment securities at cost and value at April 30, 1998 include repurchase agreements of $1,459,000 and $44,631,000 for Energy and Financial Services Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities (Continued)
April 30, 1998
UNAUDITED
                                                      Health
                                                     Sciences            Leisure            Technology            Utilities
                                                    Portfolio           Portfolio            Portfolio            Portfolio
                                               ----------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost~                                        $786,840,719        $159,097,304         $905,016,402         $121,273,799
                                               ============================================================================
 At Value~                                     $1,099,551,591        $239,611,673       $1,109,683,893         $166,493,130
Cash                                                      112               3,994                  420                    0
Receivables:
 Investment Securities Sold                           975,672           5,574,762           55,359,705            6,143,236
 Fund Shares Sold                                   2,345,523             942,762           18,422,165            1,120,548
 Dividends and Interest                             1,173,461             368,546              119,057              570,397
Appreciation on Forward Foreign
 Currency Contracts                                   541,171                   0                    0                    0
Prepaid Expenses and Other Assets                      97,730              48,339              106,621               67,209
                                               ----------------------------------------------------------------------------
TOTAL ASSETS                                    1,104,685,260         246,550,076        1,183,691,861          174,394,520
                                               ----------------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian                                                  0                   0                    0            2,753,234
 Distributions to Shareholders                              0                   0                    0               46,991
 Investment Securities Purchased                    3,166,880             367,909           17,284,430                    0
 Fund Shares Repurchased                            2,056,283             401,711            4,015,686              779,397
Accrued Distribution Expenses                         120,855              27,121              164,349               38,520
Accrued Expenses and Other Payables                    87,781              41,279               72,175               16,160
                                               ----------------------------------------------------------------------------
TOTAL LIABILITIES                                   5,431,799             838,020           21,536,640            3,634,302
                                               ----------------------------------------------------------------------------
Net Assets at Value                            $1,099,253,461        $245,712,056       $1,162,155,221         $170,760,218
                                               ============================================================================
NET ASSETS
Paid-in Capital*                                 $678,684,068        $154,015,870         $991,894,629         $120,911,424
Accumulated Undistributed
 (Distributions in Excess of)
 Net Investment Income (Loss)                       2,081,385             140,841          (1,725,289)              (5,831)
Accumulated Undistributed Net
 Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions                    105,239,557          11,041,148         (32,681,610)            4,635,294
Net Appreciation of Investment
 Securities and Foreign
 Currency Transactions                            313,248,451          80,514,197          204,667,491           45,219,331
                                               ----------------------------------------------------------------------------
Net Assets at Value                            $1,099,253,461        $245,712,056       $1,162,155,221         $170,760,218
                                               ============================================================================
Shares Outstanding                                 18,950,284           8,363,479           37,589,195           11,643,944
Net Asset Value, Offering and
 Redemption Price per Share                            $58.01              $29.38               $30.92               $14.67
                                               ============================================================================

~ Investment securities at cost and value at April 30, 1998 include repurchase agreements of $44,582,000, $4,454,000 and $45,292,000 for Health Sciences,
   Leisure and Technology Portfolios, respectively.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements


INVESCO Strategic Portfolios, Inc.
Statement of Operations
Six Months Ended April 30, 1998
UNAUDITED
                                                                    Environmental            Financial
                                                     Energy           Services               Services               Gold
                                                    Portfolio         Portfolio              Portfolio            Portfolio
                                                   ------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                          $1,364,062         $    55,781           $9,323,929          $   434,653
Interest                                              126,555              42,429            3,453,955              240,607
 Foreign Taxes Withheld                              (13,804)               (924)            (181,476)             (25,872)
                                                   ------------------------------------------------------------------------
   TOTAL INCOME                                     1,476,813              97,286           12,596,408              649,388
                                                   ------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                              797,357              77,734            4,217,192              483,978
Distribution Expenses                                 179,241              11,086              673,921              120,693
Transfer Agent Fees                                   414,861              82,317            1,334,830              428,356
Administrative Fees                                    20,947               6,555              105,814               14,680
Custodian Fees and Expenses                            28,014               5,366              95,153                36,128
Directors' Fees and Expenses                           11,288               5,277              29,889                 9,640
Professional Fees and Expenses                          8,413               6,147               17,925                8,542
Registration Fees and Expenses                         65,669              11,883               99,171               48,742
Reports to Shareholders                                41,092              12,787              169,913               50,838
Other Expenses                                          7,233               1,138               29,573                4,387
                                                   ------------------------------------------------------------------------
   TOTAL EXPENSES                                   1,574,115             220,290            6,773,381            1,205,984
   Fees and Expenses Absorbed by
   Investment Adviser                                       0            (19,653)                    0                    0
   Fees and Expenses Paid Indirectly                 (71,620)             (1,217)            (395,290)             (38,708)
                                                   ------------------------------------------------------------------------
   NET EXPENSES                                     1,502,495             199,420            6,378,091            1,167,276
                                                   ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                         (25,682)           (102,134)            6,218,317            (517,888)
                                                   ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions                     (2,924,600)            800,991           59,240,106         (44,181,837)
Change in Net Appreciation
 (Depreciation) of Investment
 Securities and Foreign Currency
 Transactions                                     (29,690,158)          1,496,868          221,732,018           22,705,103
                                                  -------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENT SECURITIES                            (32,614,758)          2,297,859          280,972,124         (21,476,734)
                                                  -------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Assets from Operations                      $(32,640,440)          $2,195,725         $287,190,441       $(21,994,622)
                                                  =========================================================================

See Notes to Financial Statements


INVESCO Strategic Portfolios, Inc.
Statement of Operations (Continued)
Six Months Ended April 30, 1998
UNAUDITED
                                                      Health
                                                     Sciences            Leisure            Technology            Utilities
                                                    Portfolio           Portfolio            Portfolio            Portfolio
                                                   ------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                          $4,096,214          $  999,091          $ 1,536,908           $2,496,112
Interest                                            3,579,982             544,804            2,451,643              402,845
Other Income                                                0             155,625                    0                    0
 Foreign Taxes Withheld                             (160,919)            (13,227)             (19,276)             (34,514)
                                                  -------------------------------------------------------------------------
   TOTAL INCOME                                     7,515,277           1,686,293            3,969,275            2,864,443
                                                  -------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                            3,318,949             847,102            3,398,406              678,451
Distribution Expenses                                 416,374              91,022              610,995              193,719
Transfer Agent Fees                                 1,400,933             466,392            1,456,845              263,949
Administrative Fees                                    81,316              21,942               83,483               18,569
Custodian Fees and Expenses                            72,070              30,088               75,309               10,703
Directors' Fees and Expenses                           28,271               9,975               29,313                8,163
Professional Fees and Expenses                         19,503               9,699               17,296                8,370
Registration Fees and Expenses                         54,340              28,566               90,001               16,792
Reports to Shareholders                               223,435              67,483              206,095               30,097
Other Expenses                                         24,288               5,634               27,033                4,661
                                                  -------------------------------------------------------------------------
 TOTAL EXPENSES                                     5,639,479           1,577,903            5,994,776            1,233,474
 Fees and Expenses Absorbed by
   Investment Adviser                                       0                   0                    0             (35,384)
   Fees and Expenses Paid Indirectly                (244,370)            (49,233)            (298,212)             (52,406)
                                                  -------------------------------------------------------------------------
   NET EXPENSES                                     5,395,109           1,528,670            5,696,564            1,145,684
                                                  -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        2,120,168             157,623          (1,727,289)            1,718,759
                                                  -------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions                    105,647,122          11,878,921         (30,671,871)            4,671,865
Change in Net Appreciation of
 Investment Securities and
 Foreign Currency Transactions                     78,391,124          31,669,537          110,476,377           27,702,785
                                                 --------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                 184,038,246          43,548,458           79,804,506           32,374,650
                                                 --------------------------------------------------------------------------
Net Increase in Net Assets from
 Operations                                      $186,158,414         $43,706,081          $78,077,217          $34,093,409
                                                 ==========================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets

                                       Energy                   Environmental Services              Financial Services
                                      Portfolio                        Portfolio                         Portfolio
                              Six Months         Year        Six Months          Year         Six Months          Year
                                Ended           Ended           Ended            Ended          Ended             Ended
                               April 30      October 31       April 30         October 31      April 30         October 31
                             ----------------------------    ----------------------------     -----------------------------
                                     1998            1997         1998             1997            1998             1997
                                UNAUDITED                       UNAUDITED                        UNAUDITED
OPERATIONS
Net Investment Income (Loss) $   (25,682)     $   934,679    $  (102,134)      $  (99,589)    $  6,218,317     $ 10,182,137
Net Realized Gain
 (Loss) on Investment
 Securities and Foreign
 Currency Transactions        (2,924,600)      40,217,487         800,991        5,641,836      59,240,106      147,813,499
Change in Net Appreciation
 (Depreciation) of
 Investment Securities
 and Foreign Currency
 Transactions                (29,690,158)      23,498,589       1,496,868      (1,079,626)     221,732,018       97,578,701
                             ----------------------------    ----------------------------     -----------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS                  (32,640,440)      64,650,755       2,195,725        4,462,621     287,190,441      255,574,337
                             ----------------------------    ----------------------------     -----------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income           (181,054)       (766,993)               0                0               0     (10,174,253)
In Excess of Net
 Investment Income                      0               0               0         (12,314)               0                0
Net Realized Gain on
 Investment Securities
 and Foreign Currency
 Transactions                (40,011,576)    (16,796,928)     (5,533,022)      (1,266,766)   (148,103,290)     (48,464,760)
                             ----------------------------    ----------------------------    ------------------------------
TOTAL DISTRIBUTIONS          (40,192,630)    (17,563,921)     (5,533,022)      (1,279,080)   (148,103,290)     (58,639,013)
                             ----------------------------    ----------------------------    ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales
 of Shares                    354,670,328   1,133,329,398      16,008,221       80,565,921     966,104,740    1,852,179,285
Reinvestment of
 Distributions                 37,625,318      16,740,539       5,273,814        1,239,463     138,336,187       54,645,985
                             ----------------------------    ----------------------------    ------------------------------
                              392,295,646   1,150,069,937      21,282,035       81,805,384   1,104,440,927    1,906,825,270
Amounts Paid for
 Repurchases of
 Shares                     (431,925,474) (1,113,674,939)    (19,332,177)     (88,631,624)   (722,884,529)  (1,533,193,829)
NET INCREASE
 (DECREASE) IN NET
 ASSETS FROM FUND
 SHARE TRANSACTIONS          (39,629,828)      36,394,998       1,949,858      (6,826,240)     381,556,398      373,631,441
                             ----------------------------    ----------------------------    ------------------------------
Total Increase (Decrease)
 in Net Assets              (112,462,898)      83,481,832     (1,387,439)      (3,642,699)     520,643,549      570,566,765

NET ASSETS
Beginning of Period           319,651,244     236,169,412      23,150,995       26,793,694   1,113,254,702      542,687,937
                             ----------------------------    -----------------------------   ------------------------------
End of Period                $207,188,346    $319,651,244    $ 21,763,556      $23,150,995  $1,633,898,251   $1,113,254,702
                             ============================    =============================   ==============================
Accumulated Undistributed
 (Distributions in Excess
 of) Net Investment
 Income (Loss) Included
 in Net Assets at
 End of Period               $   (55,802)    $    150,934    $ (103,701)       $   (1,567)    $  6,214,477      $   (3,840)

FUND SHARE TRANSACTIONS
Shares Sold                    24,328,547      69,488,349       1,764,032        7,527,335      32,190,166       72,520,136
Shares Issued from
 Reinvestment of
 Distributions                  2,795,344       1,194,637         655,942          127,595       5,043,203        2,428,228
                             ----------------------------    ----------------------------    ------------------------------
                               27,123,891      70,682,986       2,419,974        7,654,930      37,233,369       74,948,364
Shares Repurchased           (29,399,914)    (69,903,722)     (2,089,170)      (8,275,001)    (24,250,370)     (60,404,260)
                             ----------------------------    ----------------------------    ------------------------------
Net Increase (Decrease)
 in Fund Shares               (2,276,023)         779,264         330,804        (620,071)      12,982,999       14,544,104
                             ============================    ============================    ==============================

See Notes to Financial Statements


INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)

                                      Gold                         Health Sciences                     Leisure
                                     Portfolio                        Portfolio                        Portfolio
                             Six Months           Year       Six Months            Year       Six Months           Year
                                Ended            Ended          Ended             Ended          Ended            Ended
                              April 30        October 31       April 30       October 31       April 30         October 31
                             ----------------------------    ----------------------------     ----------------------------
                                  1998            1997            1998             1997            1998             1997
                                UNAUDITED                       UNAUDITED                        UNAUDITED
OPERATIONS
Net Investment Income (Loss) $  (517,888)    $  (924,221)    $  2,120,168     $  1,048,707      $  157,623       $  107,837
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency
 Transactions                (44,181,837)    (30,717,664)     105,647,122      150,514,154      11,878,921       21,991,252
Change in Net Appreciation
 (Depreciation) of
 Investment Securities
 and Foreign Currency
 Transactions                  22,705,103    (94,168,901)      78,391,124       41,293,920      31,669,537       18,919,855
                             ----------------------------    -----------------------------    -----------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS                  (21,994,622)   (125,810,786)     186,158,414      192,856,781      43,706,081       41,018,944
                             ----------------------------    -----------------------------    -----------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net Investment Income         (1,637,410)               0     (2,057,826)        (982,628)         (4,131)        (106,433)
In Excess of Net
 Investment Income                      0    (64,909,867)               0                0               0          (8,905)
Net Realized Gain on
 Investment Securities
 and Foreign Currency
 Transactions                           0               0   (147,808,837)    (138,286,646)    (22,815,995)      (6,650,312)
                             ----------------------------    -----------------------------    -----------------------------
TOTAL DISTRIBUTIONS           (1,637,410)    (64,909,867)   (149,866,663)    (139,269,274)    (22,820,126)      (6,765,650)
                             ----------------------------    -----------------------------    -----------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales
 of Shares                    383,514,099   1,024,175,443     491,850,238      846,691,468     114,790,864      188,164,769
Reinvestment of
 Distributions                  1,519,355      61,300,192     139,652,687      134,000,802      21,894,578        6,513,122
                             ----------------------------    -----------------------------    -----------------------------
                              385,033,454   1,085,475,635     631,502,925      980,692,270     136,685,442      194,677,891
Amounts Paid for
 Repurchases of Shares      (366,306,698) (1,021,562,103)   (513,039,077)  (1,023,610,028)   (128,475,105)    (264,612,549)
                             ----------------------------    -----------------------------    -----------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM FUND
 SHARE TRANSACTIONS            18,726,756      63,913,532     118,463,848     (42,917,758)       8,210,337     (69,934,658)
                             ----------------------------    -----------------------------    -----------------------------
Total Increase (Decrease)
 in Net Assets                (4,905,276)   (126,807,121)     154,755,599       10,669,749      29,096,292     (35,681,364)

NET ASSETS
Beginning of Period           151,085,243     277,892,364     944,497,862      933,828,113     216,615,764      252,297,128
                             ----------------------------    -----------------------------    -----------------------------
End of Period                $146,179,967    $151,085,243  $1,099,253,461     $944,497,862    $245,712,056     $216,615,764
                             ============================    =============================    =============================
Accumulated Undistributed
 (Distributions in
 Excess of) Net Investment
 Income (Loss) Included
 in Net Assets at
 End of Period              $ (4,277,467)   $ (2,122,169)    $  2,081,385     $  2,019,043      $  140,841      $  (12,651)

FUND SHARE TRANSACTIONS
Shares Sold                   153,770,429     210,893,300       9,019,092       15,734,775       4,215,516        7,514,363
Shares Issued from
 Reinvestment of
 Distributions                    652,082      11,026,021       2,936,955        2,804,756         899,529          290,394
                             ----------------------------    -----------------------------    -----------------------------
                              154,422,511     221,919,321      11,956,047       18,539,531       5,115,045        7,804,757
Shares Repurchased          (146,612,772)   (209,545,027)     (9,431,657)     (19,017,914)     (4,713,331)     (10,864,156)
                             ----------------------------    -----------------------------    -----------------------------
Net Increase (Decrease)
   in Fund Shares               7,809,739      12,374,294       2,524,390        (478,383)         401,714      (3,059,399)
                             ============================    =============================    =============================

See Notes to Financial Statements



INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)

                                                             Technology                            Utilities
                                                             Portfolio                             Portfolio
                                                  Six Months              Year           Six Months             Year
                                                     Ended                Ended             Ended               Ended
                                                   April 30            October 31         April 30            October 31
                                                ---------------------------------        ----------------------------------
                                                     1998                1997               1998                 1997
                                                   UNAUDITED                              UNAUDITED
OPERATIONS
Net Investment Income (Loss)                   $ (1,727,289)          $ 3,859,471           $ 1,718,759         $ 3,885,836
Net Realized Gain (Loss) on
 Investment Securities and
 Foreign Currency Transactions                  (30,671,871)          191,768,642             4,671,865           3,976,158
Change in Net Appreciation
 (Depreciation) of Investment
 Securities and Foreign
 Currency Transactions                           110,476,377         (21,199,698)            27,702,785          10,184,614
                                                ---------------------------------         ---------------------------------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS                           78,077,217          174,428,415            34,093,409          18,046,608
                                                ---------------------------------         ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                      0          (3,844,605)           (1,723,057)         (3,883,534)
Net Realized Gain on Investment
 Securities and Foreign
 Currency Transactions                         (192,588,440)        (105,677,534)           (3,969,860)        (10,429,174)
                                               ----------------------------------         ---------------------------------
TOTAL DISTRIBUTIONS                            (192,588,440)        (109,522,139)           (5,692,917)        (14,312,708)
                                               ----------------------------------         ---------------------------------

FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    699,319,714        1,630,735,648           305,650,977         213,563,256
Reinvestment of Distributions                    181,463,934          104,735,865             5,240,277          13,624,733
                                               ----------------------------------          --------------------------------
                                                 880,783,648        1,735,471,513           310,891,254         227,187,989
Amounts Paid for Repurchases
 of Shares                                     (644,085,608)      (1,550,020,036)         (300,954,677)       (251,580,295)
                                               ----------------------------------          --------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM FUND SHARE
 TRANSACTIONS                                   236,698,040           185,451,477             9,936,577        (24,392,306)
                                               ----------------------------------          --------------------------------
Total Increase (Decrease)
 in Net Assets                                   122,186,817          250,357,753            38,337,069        (20,658,406)
NET ASSETS
Beginning of Period                            1,039,968,404          789,610,651           132,423,149         153,081,555
                                               ----------------------------------          --------------------------------
End of Period                                 $1,162,155,221       $1,039,968,404          $170,760,218        $132,423,149
                                               ==================================          ================================
Accumulated Undistributed
 (Distributions in  Excess of)
 Net Investment Income (Loss)
 Included in Net Assets at
 End of Period                                $  (1,725,289)       $        2,000          $    (5,831)        $    (1,533)

FUND SHARE TRANSACTIONS
Shares Sold                                       23,421,152           48,520,411           22,618,645           18,030,968
Shares Issued from Reinvestment
   of Distributions                                7,021,482            3,352,065              391,129            1,209,641
                                               ----------------------------------          --------------------------------
                                                  30,442,634           51,872,476           23,009,774           19,240,609
Shares Repurchased                              (21,766,121)         (46,024,492)         (22,030,646)         (21,291,670)
                                               ----------------------------------          --------------------------------
Net Increase (Decrease)
 in Fund Shares                                   8,676,513            5,847,984              979,128          (2,051,061)
                                               ==================================          ================================

See Notes to Financial Statements



INVESCO Strategic Portfolios, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Strategic Portfolios, Inc. (the "Fund") is incorporated in Maryland and presently consists of eight separate Portfolios: Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio. The investment objectives are to seek capital appreciation through investments in specific business sectors. Additionally, Utilities Portfolio seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
       Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
       If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
       Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
       Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
       The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
       The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
       The Environmental Services Portfolio may have elements of risk due to concentrated investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
       Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1997, Gold Portfolio had $1,051,643 and $65,690,036 in net capital loss carryovers which expire in the years 2003 and 2005, respectively.
       To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
       Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
       Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
       At April 30, 1998, Health Sciences Portfolio had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
       Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.
G. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
       Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Health Sciences and Financial Services Portfolios and Transfer Agent Fees for all Portfolios are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
       For the six months ended April 30, 1998, Fees and Expenses Paid Indirectly consisted of the following:

                                                         Custodian Fees              Transfer
Portfolio                                                  and Expenses             Agent Fees
---------------------------------------------------------------------------------------------
Energy Portfolio                                              $ 2,924                $ 68,696
Environmental Services Portfolio                                1,217                       0
Financial Services Portfolio                                   77,328                 317,962
Gold Portfolio                                                 14,277                  24,431
Health Sciences Portfolio                                      73,917                 170,453
Leisure Portfolio                                              11,999                  37,234
Technology Portfolio                                           35,282                 262,930
Utilities Portfolio                                             6,123                  46,283


NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Portfolio is based on the  annual  rate of 0.75% on the first $350  million  of  average  net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, and 0.35% on average net assets in excess of $6 billion.
  In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Portfolio were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG.
  In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
  IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
  A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") became effective November 1, 1997 for Energy, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Portfolios, and December 1, 1997 for Environmental Services Portfolio. The Plan provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI") to a maximum of 0.25% of net assets. For the period ended April 30, 1998, Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology, and Utilities Portfolios paid the Distributor $138,353, $7,372, $471,952, $88,086, $295,519, $63,901, $446,646, and $155,199, respectively under the plan of  distribution.
  IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Environmental Services and Utilities Portfolios.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:


Portfolio                                                   Purchases                   Sales
---------------------------------------------------------------------------------------------
Energy Portfolio                                         $141,684,788            $217,876,730
Environmental Services Portfolio                           10,301,018              13,565,059
Financial Services Portfolio                              464,097,399             208,376,734
Gold Portfolio                                            106,251,812              81,143,782
Health Sciences Portfolio                                 477,129,117             473,681,438
Leisure Portfolio                                          41,697,139              48,582,912
Technology Portfolio                                      991,927,943             964,903,569
Utilities Portfolio                                        64,572,401              55,507,871

There  were  no  purchases  or  sales  of  U.S.  Government  securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At April 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:

                                                                                    Net
                                                Gross             Gross         Appreciation
Portfolio                                    Appreciation      Depreciation    (Depreciation)
---------------------------------------------------------------------------------------------
Energy Portfolio                             $ 17,330,891       $ 6,236,883      $ 11,094,008
Environmental Services Portfolio                4,189,830           936,229         3,253,601
Financial Services Portfolio                  414,103,955         5,820,530       408,283,425
Gold Portfolio                                 13,320,670        56,036,770      (42,716,100)
Health Sciences Portfolio                     320,876,049        10,525,873       310,350,176
Leisure Portfolio                              84,979,819         4,475,950        80,503,869
Technology Portfolio                          220,908,028        18,547,502       202,360,526
Utilities Portfolio                            45,755,735           537,081        45,218,654

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG, IDI or ITC.
  The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
  Pension expenses for the six months ended April 30, 1998, included in Directors'Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                  Unfunded
                                                  Pension         Accrued            Pension
Portfolio                                        Expenses     Pension Costs         Liability
---------------------------------------------------------------------------------------------
Energy Portfolio                                  $ 3,358           $ 7,614          $ 15,328
Environmental Services Portfolio                      438             1,755             3,765
Financial Services Portfolio                       10,106            23,332            50,802
Gold Portfolio                                      3,008            16,908            34,410
Health Sciences Portfolio                          11,795            34,840            81,671
Leisure Portfolio                                   2,764            13,516            30,122
Technology Portfolio                               11,691            27,023            62,835
Utilities Portfolio                                 1,544             6,895            15,194

  An affiliated company represents ownership by the Portfolio of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 1998, in which the issuer was an affiliate of the Portfolio, is as follows:

                                                                         Realized
                                                                           Gain
                                Purchases                 Sales         (Loss) on
                         --------------------     -------------------- Investment    Value at
Affiliate                  Shares        Cost      Shares        Cost  Securities     4/30/98
----------------------------------------------------------------------------------------------
Gold Portfolio
Crown Resources                 -           -           -           -           - $ 4,200,000
Guyanor Ressources SA
  Class B                       -           -           -           -           -   1,503,094
Pacific Rim Mining              -           -           -           -           -     905,254
Star Resources          3,370,000  $  603,921           -           -           -     612,563
Sutton Resources Ltd      270,000   2,165,129           -           -           -   6,125,963
Health Sciences
  Portfolio
Ecogen Technologies I           -           -           -           -           -           1
Electroscope Inc                -           -     399,000 $ 1,039,500 $ (640,500)           0
Emisphere Technologies          -           -     198,600   2,656,800     586,127   6,591,562
Janus Biomedical
  Series A, Conv Pfd            -           -           -           -           -   1,000,000
Multum Information
  Services
  Series C, Pfd                 -           -     571,429   1,000,001 (1,000,001)           0
  Series E, Pfd                 -           -     142,941     486,001   (408,670)           0
Orbtek Inc                      -           -           -           -           -           1
Physicians Online
  Series A, Pfd                 -           -           -           -           -   3,219,629
ResMed Inc                      -           -           -           -           -  17,605,313
Unisyn Technologies             -           -           -           -           -      10,896
Unisyn Technologies
  Series A Conv Pfd             -           -           -           -           -     125,825
    Series B, Pfd               -           -           -           -           -      87,675
    Series C, Pfd               -           -           -           -           -     122,282
Technology Portfolio
Future Communications           -           -           -           -           -           1

No dividend income was received from any affiliated companies.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 1998, there were no such borrowings.

INVESCO Strategic Portfolios, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                               Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                             1998          1997           1996           1995           1994           1993
                                        UNAUDITED

                                 Energy Portfolio

PER SHARE DATA
Net Asset Value --
   Beginning of Period                    $ 19.38       $ 15.03        $ 10.09        $ 10.77        $ 11.53         $ 9.14
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income#                     (0.00)          0.06           0.04           0.09           0.06           0.13
Net Gains or (Losses) on
 Securities (Both Realized
 and Unrealized)                           (1.77)          5.56           4.94         (0.68)         (0.76)           2.36
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                (1.77)          5.62           4.98         (0.59)         (0.70)           2.49
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                        0.01          0.05           0.04           0.09           0.06           0.10
Distributions from
   Capital Gains                             3.03          1.22           0.00           0.00           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          3.04          1.27           0.04           0.09           0.06           0.10
                                     ------------  ------------------------------------------------------------------------
Net Asset Value --
   End of Period                          $ 14.57       $ 19.38        $ 15.03        $ 10.09        $ 10.77        $ 11.53
                                     ============  ========================================================================

TOTAL RETURN                             (7.82%)*        40.65%         49.33%        (5.45%)        (6.04%)         27.18%

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                          $207,188      $319,651       $236,169        $48,284        $73,767        $50,272
Ratio of Expenses to
 Average Net Assets                       0.73%*@        1.21%@         1.30%@         1.53%@          1.35%          1.18%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                              (0.01%)*         0.39%          0.54%          0.72%          0.65%          0.86%
Portfolio Turnover Rate                      66%*          249%           392%           300%           123%           190%

#  Less than $0.01 on a per share basis.

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any offset arrangements.


INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                                 Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                          1998             1997           1996           1995           1994+         1993+
                                        UNAUDITED

                                        Environmental Services Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $ 11.44       $ 10.14        $  8.12        $  6.50        $  6.80        $  7.54
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                                    (0.04)        (0.04)           0.06           0.08           0.06         (0.02)
Net Gains or (Losses) on
 Securities (Both Realized
 and Unrealized)                             0.92          1.89           2.02           1.62         (0.30)         (0.72)
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                  0.88          1.85           2.08           1.70         (0.24)         (0.74)
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income                           0.00          0.00           0.06           0.08           0.06           0.00
In Excess of Net
 Investment Income                           0.00          0.01           0.00           0.00           0.00           0.00
Distributions from
 Capital Gains                               3.07          0.54           0.00           0.00           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          3.07          0.55           0.06           0.08           0.06           0.00
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
   End of Period                         $  9.25       $ 11.44        $ 10.14        $  8.12        $  6.50        $   6.80
                                     ============  ========================================================================

TOTAL RETURN                              11.70%*        19.13%         25.58%         26.09%        (3.51%)        (9.85%)

RATIOS
Net Assets - End of Period
 ($000 Omitted)                           $21,764       $23,151        $26,794        $22,756        $29,276        $40,589
Ratio of Expenses to
 Average Net Assets#                      0.96%*@        1.72%@         1.61%@         1.57%@          1.29%          1.62%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets#                             (0.49%)*       (0.40%)          0.47%          0.65%          0.61%        (0.40%)
Portfolio Turnover Rate                      53%*          187%           142%           195%           211%           155%

+  The per share information was computed based on weighted average shares.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.05% (not annualized), 2.16%, 1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income
   (loss) to average net assets would have been (0.58%) (not annualized), (0.84%), 0.23%, 0.29% and 0.47%, respectively.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before an expense offset arrangements.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                             Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                         1998              1997           1996           1995           1994           1993
                                       UNAUDITED

                          Financial Services Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $ 29.14       $ 22.94        $ 18.95        $ 15.31        $ 20.28        $ 15.28
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                        0.12          0.28           0.50           0.29           0.29           0.24
Net Gains or (Losses)
 on Securities (Both
 Realized and Unrealized)                    6.36          8.14           5.18           3.64         (0.66)           5.00
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                  6.48          8.42           5.68           3.93         (0.37)           5.24
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income                           0.00          0.28           0.50           0.29           0.29           0.24
In Excess of Net
 Investment Income                           0.00          0.00           0.05           0.00           0.00           0.00
Distributions from
 Capital Gains                               3.70          1.94           1.14           0.00           4.31           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          3.70          2.22           1.69           0.29           4.60           0.24
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
 End of Period                            $ 31.92       $ 29.14        $ 22.94        $ 18.95        $ 15.31        $ 20.28
                                     ============  ========================================================================
TOTAL RETURN                              24.31%*        39.80%         31.48%         25.80%        (2.24%)         34.33%

RATIOS
Net Assets - End of Period
 ($000 Omitted)                        $1,633,898    $1,113,255       $542,688       $410,048       $266,170       $384,131
Ratio of Expenses to
 Average Net Assets                       0.50%*@        0.99%@         1.11%@         1.26%@          1.18%          1.03%
Ratio of Net Investment
 Income to Average
 Net Assets                                0.46%*         1.19%          2.48%          2.10%          1.66%          1.16%
Portfolio Turnover Rate                      17%*           96%            11%           171%            88%           236%

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                      April 30                                  Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                        1998^              1997^           1996           1995           1994         1993+
                                      UNAUDITED

                                   Gold Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $  3.21       $  8.00        $  5.21        $  5.68        $  6.23        $  3.99
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                                    (0.01)        (0.02)         (0.01)           0.01         (0.02)         (0.01)
Net Gains or (Losses) on
 Securities (Both
 Realized and Unrealized)                  (0.51)        (2.62)           2.80         (0.47)         (0.53)           2.25
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                (0.52)        (2.64)           2.79         (0.46)         (0.55)           2.24
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income                           0.03          0.00           0.00           0.01           0.00           0.00
In Excess of Net
 Investment Income                           0.00          2.15           0.00           0.00           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          0.03          2.15           0.00           0.01           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
 End of Period                            $  2.66       $  3.21        $  8.00        $  5.21        $  5.68        $  6.23
                                     ============  ========================================================================

TOTAL RETURN                            (15.97%)*      (44.38%)         53.55%        (8.12%)        (8.83%)         56.27%

RATIOS
Net Assets - End of Period
 ($000 Omitted)                          $146,180      $151,085       $277,892       $151,779       $271,163       $292,940
Ratio of Expenses to
 Average Net Assets                       0.93%*@        1.47%@         1.22%@         1.32%@          1.07%          1.03%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets                      (0.40%)*       (0.41%)        (0.08%)          0.13%        (0.32%)        (0.21%)
Portfolio Turnover Rate                      62%*          148%           155%            72%            97%           142%

^  The per share information was computed based on average shares.

+  The per share information was computed based on weighted average shares.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                                 Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                             1998          1997           1996           1995           1994           1993
                                        UNAUDITED

                            Health Sciences Portfolio

PER SHARE DATA
Net Asset Value -
 Beginning of Period                    $   57.50      $  55.24       $  50.47       $  35.09       $  33.49        $  35.65
                                     ------------  -------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                                      0.11          0.06           0.07         (0.03)         (0.24)         (0.13)
Net Gains or (Losses) on
 Securities (Both Realized
 and Unrealized)                             9.32         10.85           8.78          15.41           1.84         (2.02)
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                  9.43         10.91           8.85          15.38           1.60         (2.15)
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income                           0.12          0.06           0.07           0.00           0.00           0.01
Distributions from
 Capital Gains+                              8.80          8.59           4.01           0.00           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          8.92          8.65           4.08           0.00           0.00           0.01
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
 End of Period                           $  58.01      $  57.50       $  55.24       $  50.47       $  35.09       $  33.49
                                     ============  ========================================================================
TOTAL RETURN                              19.83%*        22.96%         17.99%         43.83%          4.78%        (6.01%)

RATIOS
Net Assets - End of Period
 ($000 Omitted)                        $1,099,253      $944,498       $933,828       $860,926       $473,926       $560,294
Ratio of Expenses to
 Average Net Assets                       0.55%*@        1.08%@         0.98%@         1.15%@          1.19%          1.16%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                                0.21%*         0.11%          0.11%        (0.08%)        (0.57%)        (0.34%)
Portfolio Turnover Rate                      52%*          143%            90%           107%            80%            87%

+ For the year ended October 31, 1993, the Portfolio declared a Capital Gain distribution which aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any offset arrangements.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                                 Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                          1998             1997           1996           1995           1994          1993+
                                        UNAUDITED

                                Leisure Portfolio

PER SHARE DATA
Net Asset Value -
 Beginning of Period                     $  27.21      $  22.89       $  23.78       $  22.63       $  25.47       $  16.29
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                                      0.02          0.02           0.04           0.08         (0.01)         (0.02)
Net Gains or (Losses)
 on Securities (Both
 Realized and Unrealized)                    5.13          4.96           2.25           2.06         (0.94)           9.20
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                  5.15          4.98           2.29           2.14         (0.95)           9.18
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income+                          0.00          0.02           0.04           0.08           0.00           0.00
Distributions from
 Capital Gains                               2.98          0.64           2.25           0.91           1.89           0.00
In Excess of Capital Gains                   0.00          0.00           0.89           0.00           0.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          2.98          0.66           3.18           0.99           1.89           0.00
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
   End of Period                         $  29.38      $  27.21       $  22.89       $  23.78       $  22.63       $  25.47
                                     ============  ========================================================================

TOTAL RETURN                              21.18%*        22.32%         10.66%          9.98%        (3.92%)         56.36%

RATIOS
Net Assets - End of Period
 ($000 Omitted)                          $245,712      $216,616       $252,297       $265,181       $282,649       $351,685
Ratio of Expenses to
 Average Net Assets                       0.69%*@        1.41%@         1.30%@         1.29%@          1.17%          1.14%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets                        0.07%*         0.05%          0.18%          0.31%          0.00%        (0.11%)
Portfolio Turnover Rate                      19%*           25%            56%           119%           116%           116%

+  The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1997, 1996, and 1995 aggregated less than $0.01 on a per share basis and distributions declared for the period ended October 31, 1998 aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before expense of set arrangements.


INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                     Six Months
                                       Ended
                                      April 30                                  Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                        1998               1997           1996           1995           1994           1993
                                      UNAUDITED

                                      Technology Portfolio

PER SHARE DATA
Net Asset Value -
 Beginning of Period                     $  35.97      $  34.23       $  34.33       $  24.94       $  26.99       $  20.20
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss)                                    (0.05)          0.13           0.07         (0.02)         (0.02)         (0.15)
Net Gains on Securities
 (Both Realized and
 Unrealized)                                 1.45          6.23           5.76          10.20           1.19           6.94
                                     ------------  ------------------------------------------------------------------------
Total from Investment
 Operations                                  1.40          6.36           5.83          10.18           1.17           6.79
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income+                          0.00          0.13           0.07           0.00           0.00           0.00
Distributions from
 Capital Gains                               6.45          4.49           5.86           0.79           3.22           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          6.45          4.62           5.93           0.79           3.22           0.00
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
 End of Period                           $  30.92      $  35.97       $  34.23       $  34.33       $  24.94       $  26.99
                                     ============  ========================================================================

TOTAL RETURN                               7.43%*        20.71%         19.98%         42.19%          5.04%         33.63%

RATIOS
Net Assets - End of Period
 ($000 Omitted)                        $1,162,155    $1,039,968       $789,611       $563,109       $327,260       $248,803
Ratio of Expenses to
 Average Net Assets                       0.57%*@        1.05%@         1.08%@         1.12%@          1.17%          1.13%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets                      (0.16%)*         0.41%          0.24%        (0.06%)        (0.55%)        (0.69%)
Portfolio Turnover Rate                      99%*          237%           168%           191%           145%           184%

+ Distributions in excess of net investment income for the year ended October 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, which is before any offset arrangements.


INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                        Ended
                                       April 30                                 Year Ended October 31
                                     ------------  ------------------------------------------------------------------------
                                         1998              1997           1996           1995           1994           1993
                                        UNAUDITED

                                        Utilities Portfolio

PER SHARE DATA
Net Asset Value -
 Beginning of Period                     $  12.42      $  12.04       $  10.61        $  9.76       $  12.80       $  10.10
                                     ------------  ------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                        0.13          0.32           0.37           0.44           0.33           0.29
Net Gains or (Losses) on
 Securities (Both
 Realized and Unrealized)                    2.54          1.25           1.43           0.84         (1.12)           2.71
                                     ------------  -------------------------------------------------------------------------
Total from Investment
 Operations                                  2.67          1.57           1.80           1.28         (0.79)           3.00
                                     ------------  ------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income+                          0.13          0.32           0.37           0.43           0.25           0.30
Distributions from
 Capital Gains                               0.29          0.87           0.00           0.00           2.00           0.00
                                     ------------  ------------------------------------------------------------------------
Total Distributions                          0.42          1.19           0.37           0.43           2.25           0.30
                                     ------------  ------------------------------------------------------------------------
Net Asset Value -
 End of Period                             $14.67        $12.42         $12.04         $10.61          $9.76         $12.80
                                     ============  ========================================================================

TOTAL RETURN                              21.89%*        14.37%         17.18%         13.48%        (7.22%)         29.88%

RATIOS
Net Assets - End of Period
 ($000 Omitted)                          $170,760      $132,423       $153,082       $134,468       $139,579       $181,738
Ratio of Expenses to
 Average Net Assets#                      0.66%*@        1.22%@         1.17%@         1.18%@          1.13%          1.06%
Ratio of Net Investment
 Income to Average
 Net Assets#                               0.94%*         2.74%          3.28%          4.47%          3.33%          2.66%
Portfolio Turnover Rate                      33%*           55%           141%           185%           180%           202%

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.68% (not annualized), 1.27%, 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 0.92% (not annualized), 2.69%, 3.20%, 4.34% and 3.32%, respectively.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

EasiVest makes it easy to pay yourself first.

     It seems that for most of us the hardest part of investing at regular intervals comes down to imply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

     After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few times when you'll find the easy way may also be one of the best.

     For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

     Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

     Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

     Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

2.   Enclose an unsigned, personal check or savings deposit slip marked "Void."

3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#_______________________________

$__________________________ ($50 minimum)              ___ 7th        ___21st


----------------------------------------------------------------------------
Bank Name

----------------------------------------------------------------------------
Bank Street Address

----------------------------------------------------------------------------
City, State, Zip

----------------------------------------------------------------------------
ABA    Number     (available    from    your    bank)    Bank    Phone    Number

__________________________________This   is  a  __Checking  Account  __  Savings
Account Bank Account Number

----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)

----------------------------------------------------------------------------
Owner Street Address

----------------------------------------------------------------------------
City, State, Zip

----------------------------------------------------------------------------
Signature                                    Date

----------------------------------------------------------------------------
Signature                                    Date

----------------------------------      ------------------------------------
Daytime Telephone Number                Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.